Exhibit 10(g)-1

                                                         CONFORMED COPY


                              DATED 17th July, 1998


                             SUPPLEMENTAL AGREEMENT
                                supplemental to a


                              (pound)l,057,395,552


                             STANDBY CREDIT FACILITY
                            dated 28th October, 1996


                                       FOR


                       EASTERN MERCHANT PROPERTIES LIMITED
                       EASTERN MERCHANT GENERATION LIMITED
                                  as Borrowers


                                EASTERN GROUP PLC
                           EASTERN GENERATION LIMITED
                                  as Guarantors


                                   ARRANGED BY


                                BARCLAYS CAPITAL
                                      and
                          THE ROYAL BANK OF SCOTLAND pic


                                  ALLEN & OVERY
                                     London




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                                      INDEX


Clause                                                                 Page

1.       Interpretation......................................................2
2.       Conditions Precedent................................................2
3.       Fees................................................................2
4.       Amendments..........................................................3
5.       Representations and Warranties......................................3
6.       Expenses............................................................5
7.       Miscellaneous.......................................................5
8.       Counterparts........................................................5
9.       Governing Law.......................................................5

Schedules

1.       Condition Precedent Documents.......................................6
2.       Form of Amended and Restated Credit Agreement.......................7

Signatories.................................................................85



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THIS AGREEMENT is dated 17th July, 1998 between:

(1) EASTERN MERCHANT PROPERTIES LIMITED (Registered No. 3181383) ("EMPL") and EASTERN MERCHANT GENERATION LIMITED (Registered No. 3113665) ("EMGL") as borrowers (in this capacity the "BORROWERS");

(2) EASTERN GROUP plc (Registered No. 3247622) ("EG") and EASTERN GENERATION LIMITED (Registered No. 2353756) ("EGL") as guarantors;

(3) EASTERN ELECTRICITY plc (formerly Eastern Group plc) (Registered No 2366906) ("EE");

(4) BARCLAYS CAPITAL and THE ROYAL BANK OF SCOTLAND plc as arrangers (in this capacity the "ARRANGERS");

(5) THE BANK OF NOVA SCOTIA, BAYERISCHE LANDESBANK GIROZENTRALE, THE DAI-ICHI KANGYO BANK, LIMITED, DEN DANSKE BANK AKTIESELSKAB, NATIONSBANK, N.A., ROYAL BANK OF CANADA EUROPE LIMITED, THE TORONTO-DOMINION BANK and WESTDEUTSCHE LANDESBANK GIROZENTRALE as co-arrangers (in this capacity the "CO-ARRANGERS");

(6) THE FINANCIAL INSTITUTIONS listed in schedule 1 to Schedule 2 as banks (the "BANKS"):

(7) THE INDUSTRIAL BANK OF JAPAN, LIMITED, BANCA COMMERCIALE ITALIANA S.p.A, LONDON BRANCH, BANKGESELLSCHAFT BERLIN AG, LONDON BRANCH, THE FUJI BANK, LIMITED, THE SAKURA BANK, LIMITED, THE BANK OF YOKOHAMA, LTD., THE NIKKO BANK (UK) PLC and THE YASUDA TRUST & BANKING COMPANY LIMITED as exiting banks (the "EXITING BANKS"); and

(8)    THE ROYAL BANK OF SCOTLAND plc as agent (in this capacity the "AGENT").

BACKGROUND

(A) This Agreement is supplemental to and amends a standby credit agreement (the "CREDIT AGREEMENT") dated 28th October, 1996 between (amongst others) the Borrowers, the Guarantors, the Banks and The Industrial Bank of Japan, Limited as the Agent.

(B) By a letter dated 29th June, 1998, The Industrial Bank of Japan, Limited resigned as Agent and has been replaced by The Royal Bank of Scotland plc.

(C) The Credit Agreement is amended and restated in accordance with Clause 26 (Amendments and Waivers) of the Credit Agreement.

(D) The Exiting Banks are party to this Agreement to confirm that they agree to the amendment and restatement of the Credit Agreement and that, from the Effective Date, they have no Commitment under the Credit Agreement (as amended and restated).

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         IT IS AGREED as follows:

1.     INTERPRETATION

1.1    DEFINITIONS

(a) Capitalised terms defined in the Credit Agreement (as amended and restated) have, unless expressly defined in this Agreement, the same meaning in this Agreement.

(b) "EFFECTIVE DATE" means the date on which the Agent gives the confirmation referred to in Clause 2.1 (Conditions precedent).

(c) "INFORMATION MEMORANDUM" means the information memorandum dated June, 1998.

(d) "NEW FEE LETTER" means a fee letter between the Arrangers and the Obligors or a fee letter between the Agent and the Obligors, each dated the date of this Agreement setting out the amount of the various fees referred to in Clause 3 (Fees).

1.2    CONSTRUCTION

       The provisions of Clause 1.2 (Construction) of the Credit Agreement apply to this Agreement as though they were set out in full in this Agreement except that references therein to the Credit Agreement are to be construed as references to this Agreement.

2.     CONDITIONS PRECEDENT

2.1    CONDITIONS PRECEDENT

       The amendments to the Credit Agreement set out in Clause 4 (Amendments) are subject to the condition precedent that the Agent has notified the Borrowers and the Banks that it has received all of the documents, or is satisfied as to the matters, set out in Schedule 1 to this Agreement in form and substance satisfactory to the Agent.

2.2    TIMING OF EFFECTIVE DATE

       If the Effective Date has not occurred by 1st August, 1998; this Agreement (other than Clause 6 (Expenses)) will (unless the parties to this Agreement otherwise agree in writing) cease to have effect.

3.     FEES

3.1    ARRANGEMENT FEE

       EG shall pay to each Arranger for its own account an arrangement fee hereunder in the amount and at the times set out in the relevant New Fee Letter.

3.2    AGENT'S FEE

       EG shall pay to the Agent for its own account an agency fee hereunder in the amount and at the times set out in the relevant New Fee Letter.

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3.3    VAT

       Any fee referred to in this Clause 3 (Fees) is exclusive of any value added tax or any other tax which might be chargeable in connection with that fee. If any value added tax or other tax is so chargeable, it shall (subject to the receipt of a valid value added tax invoice in respect of the relevant supply) be paid by EG at the same time as it pays the relevant fee.

4.     AMENDMENTS AND WAIVER

       With effect from the Effective Date, the Credit Agreement shall be amended and restated in the form set out in Schedule 2 to this Agreement. The outstanding Event of Default arising under the Credit Agreement (before any amendment or restatement under this Agreement) as a result of the acquisition of The Energy Group PLC by T.U. Acquisitions PLC is permanently waived.

5.     REPRESENTATIONS AND WARRANTIES

5.1    REPRESENTATIONS AND WARRANTIES

       Each Obligor makes the following representations and warranties to each Finance Party on the date of this Agreement and on the Effective Date:

5.2    STATUS

       It is duly incorporated under the laws of England and Wales and has power and is able lawfully to own its respective property and assets and carry on its respective business, to execute and deliver this Agreement and to exercise its respective rights and perform its respective obligations hereunder and the transactions contemplated hereby and all corporate or other action required to be taken by it in order to authorise the execution and delivery by it of this Agreement and the performance by it of its respective obligation hereunder has been duly taken.

5.3    LEGAL VALIDITY

       This Agreement constitutes its legal, valid and binding obligations.

5.4    NON-CONTRAVENTION

       The execution and delivery by it of this Agreement and the performance by it of its obligations under this Agreement will not:

(a) contravene any provision of any law, statute (including, without limitation, the Act), decree, rule, regulation or code of practice to which it or any of its assets or revenues is subject, or of any order, judgment, injunction, decree, resolution, determination or award of any court or any judicial, administrative or governmental authority or organisation having applicability to it or any of its assets or revenues; or

(b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, bond, agreement or other instrument or obligation to which it is a party or by which it or any of its assets or revenues may be bound or affected; or

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(c)    violate any provision of its constitutive documents.

5.5    NO DEFAULT

(a)    No Default has occurred which is continuing; and

(b) no Event of Default or Potential Event of Default has occurred under the Guarantee and Indemnity which is continuing (as such terms are defined therein),

       other than, for the avoidance of doubt, any Default or (as such terms are defined in the Guarantee and Indemnity) any Event of Default or Potential Event of Default arising as a result of the acquisition of The Energy Group PLC by T.U. Acquisitions PLC which has been waived.

5.6    CONSENTS

       All consents, approvals, authorisations, exemptions, registrations and filings and all acts, conditions and things required to be obtained, done, fulfilled and performed in order to:

(a) enable it to enter into and exercise its respective rights and perform its respective obligations under this Agreement; and

(b) make this Agreement legal, valid and binding and admissible in evidence in England and Wales.

have been obtained and are in full force and effect or have been done, fulfilled or performed (as the case may be).

5.7    INFORMATION MEMORANDUM

EG represents and warrants as of the date of this Agreement:

(a) All material factual information contained in the Information Memorandum provided by it is true in all material respects;

(b) all forecasts contained in the Information Memorandum provided by it have been arrived at after careful consideration;

(c) the Information Memorandum is not misleading in any material respect and does not omit to disclose any matter, the failure to disclose of which would result in any information contained in the Information Memorandum being misleading in any material respect; and

(d) nothing has occurred since the date of the Information Memorandum which renders the information contained in it and provided by EG untrue or misleading in any material respect in the context of this Agreement;

       provided that nothing in this Clause 4.7 is a representation or warranty that the Information Memorandum is, or should be relied upon as, a promise or forecast of the future.

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                                 5
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5.8    REPRESENTATIONS AND WARRANTIES IN THE CREDIT AGREEMENT

       The representations and warranties set out in Clause 17 (Representations and Warranties) of the Credit Agreement (as amended and restated) are true as if made on the date of this Agreement and will be true on the Effective Date with reference to the facts and circumstances then existing.

6.     EXPENSES

(a) EG shall pay and forthwith on demand indemnify each Finance Party against any liability it incurs in respect of, any stamp, registration or similar tax which is or becomes payable in connection with the entry into, performance or enforcement of this Agreement.

(b) EG shall on demand reimburse the Agent promptly on demand for the out-of-pocket charges and expenses (including the fees and expenses of legal advisers) reasonably incurred by it in connection with the negotiation, preparation, printing and execution of this Agreement and all associated documentation.

7.     MISCELLANEOUS

(a)    This Agreement is designated a Finance Document.

(b) Subject to the terms and conditions of this Agreement, the Credit Agreement will remain in full force and effect and this Agreement and the Credit Agreement will be read and construed as one document.

(c) The provisions of Clauses 10 (Payments), 26 (Amendments and Waivers), 28 (Confidentiality), 31 (Severability),33 (Notices) and 35 (Jurisdiction) of the Credit Agreement shall apply to this Agreement as though they were set out in this Agreement, but as if references to those clauses to the Credit Agreement were references to this Agreement.

8.     COUNTERPARTS

       This Agreement may be executed in counterpart and each such counterpart taken together shall be deemed to constitute one and the same instrument.

9.     GOVERNING LAW

       This Agreement is governed by English law.

       This Agreement has been entered into on the date stated at the beginning of this Agreement.

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                                   SCHEDULE I

                         CONDITIONS PRECEDENT DOCUMENTS

(a) Memoranda and Articles of Association of each Guarantor and each of EMPL and EMGL in each case certified by the company secretary of such party to be a true copy of the original;

(b)    a legal opinion from Allen & Overy addressed to the Agent and the Banks;

(c) a certified copy of an appropriate resolution of the board of directors of each Guarantor and each of EMPL and EMGL;

(d) payment of all fees in connection with this Agreement which are required to be paid by EMPL or its affiliates on or before the Effective Date;

(e) a copy of the waiver letter relating to the rent factoring transaction of the Obligors;

(f)    a certificate of a director of Eastern Group plc confirming:

       (i) that no Event of Default is outstanding as at the Effective Date (except as waived in writing);

       (ii) as at 31st March, 1998 (together with calculations in reasonable detail):

              (A) that Adjusted Consolidated Tangible Net Worth is not less than (pound)800,000,000;

              (B) the ratio of Total Consolidated Net Borrowings to Adjusted Consolidated Tangible Net Worth; and

              (C) the ratio of Consolidated Profits Before Interest and Tax to Consolidated Interest for the period from 1st April, 1996 to 30th September, 1997,

       (iii) that since 30th September, 1997 there has been no change in the business, assets or condition of itself or any other member of the Group having a Material Adverse Effect; and

(g) certified copies of specimen signatures of duly authorized signatories for each Guarantor and each of EMPL and EMGL.

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                                       7
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                                   SCHEDULE 2

                  FORM OF AMENDED AND RESTATED CREDIT AGREEMENT

                                    AGREEMENT

      DATED 28th October, 1996 (as amended and restated on 17th July, 1998)

                       EASTERN MERCHANT PROPERTIES LIMITED
                       EASTERN MERCHANT GENERATION LIMITED
                                  as Borrowers


                                EASTERN GROUP plc
                           EASTERN GENERATION LIMITED
                                  as Guarantors


              EASTERN ELECTRICITY plc (formerly Eastern Group plc)

                                BARCLAYS CAPITAL
                                       and
                         THE ROYAL BANK OF SCOTLAND plc
                                  as Arrangers


                         THE ROYAL BANK OF SCOTLAND) plc
                                    as Agent


                                    THE BANKS


                              (pound) l,057,395,552

                             STANDBY CREDIT FACILITY

                                  ALLEN & OVERY
                                     London
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                                      INDEX

CLAUSE                                                                PAGE

1.    Interpretation.......................................................10
2.    The Facility.........................................................28
3.    Purpose..............................................................29
4.    Conditions Precedent.................................................29
5.    Drawdown.............................................................30
6.    Repayment............................................................30
7.    Prepayment and Cancellation..........................................31
8.    Interest Periods.....................................................32
9.    Interest.............................................................34
10.   Payments.............................................................35
11.   Withholdings.........................................................37
12.   Market Disruption....................................................38
13.   Increased Costs......................................................38
14.   Illegality...........................................................40
15.   Mitigation...........................................................40
16.   Guarantee............................................................41
17.   Representations and Warranties.......................................43
18.   Undertakings.........................................................47
19.   Default..............................................................54
20.   The Agent and the Arrangers..........................................57
21.   VAT on Fees..........................................................61
22.   Expenses.............................................................62
23.   Stamp Duties.........................................................62
24.   Indemnities..........................................................62
25.   Evidence and Calculations............................................64
26.   Amendments and Waivers...............................................64
27.   Changes to the Parties...............................................65
28.   Disclosure of Information............................................67
29.   Set-off..............................................................68
30.   Pro Rata Sharing.....................................................68
31.   Severability.........................................................69
32.   Counterparts.........................................................69
33.   Notices..............................................................70
34.   Language.............................................................70
35.   Jurisdiction.........................................................71
36.   Governing Law........................................................72

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                                       9
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Schedules

1.    Banks and Commitments................................................73
2.    Conditions Precedent Documents.......................................74
3.    Calculation of the Mandatory Cost....................................75
4.    Form of Request......................................................77
5.    Novation Certificate.................................................78
6.    Notional Repayments..................................................79

Signatories................................................................80



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                                       10
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THIS AGREEMENT is dated 28th October, 1996 (as amended and restated on 17th
July, 1998) between:

(1) EASTERN MERCHANT PROPERTIES LIMITED (Registered No. 3181383) ("EMPL") and EASTERN MERCHANT GENERATION LIMITED (Registered No. 3113665) ("EMGL") as borrowers (in this capacity the "BORROWERS");

(2) EASTERN GROUP plc (Registered No. 3247622) ("EG") and EASTERN GENERATION LIMITED (Registered No. 2353756) ("EGL") as guarantors;

(3) EASTERN ELECTRIC plc (formerly Eastern Group pic) (Registered No. 2366906) ("EE");

(4) BARCLAYS CAPITAL and THE ROYAL BANK OF SCOTLAND plc as arrangers (in this capacity the "ARRANGERS");

(5) THE BANK OF NOVA SCOTIA, BAYERISCHE LANDESBANK GIROZENTRALE, THE DAI-ICHI KANGYO BANK, LIMITED, DEN DANSKE BANK AKTIESELSKAB, NATIONSBANK N.A., ROYAL BANK OF CANADA EUROPE LIMITED, THE TORONTO-DOMINION BANK and WESTDEUTSCHE LANDESBANK GIROZENTRALE as co-arrangers (in this capacity the "CO-ARRANGERS")

(6)    THE FINANCIAL INSTITUTIONS listed in Schedule 1 as banks (the "BANKS");
       and

(7)    THE ROYAL BANK OF SCOTLAND plc as agent (in this capacity the "AGENT").

IT IS AGREED as follows:

1.     INTERPRETATION

DEFINITIONS

       In this Agreement:

       "ACT"

       means the Electricity Act 1989.

       "ADJUSTED CONSOLIDATED TANGIBLE NET WORTH"

       means at any time Consolidated Tangible Net Worth less the aggregate of:

       (a)    any indebtedness owed by:

              (i)    The Energy Group PLC;

              (ii)   a T.U. Company; or

              (iii) Texas Utilities Company or any company, partnership or person of which a T.U. Company is a direct or indirect Subsidiary Undertaking or any other direct or indirect

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

                                       11

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                     Subsidiary Undertaking of any such company, partnership or person,

              in each case. to any member of the Group; and

       (b) the amount of any revaluation or reserve arising from any upward revaluation occurring after 31st March, 1998,

       (and so that no amount shall be included or excluded more than once) all as determined from the most recently published audited consolidated or interim unaudited consolidated financial statements of EG.

       "ADVANCE"

       means, subject to Clause 8 (Interest Periods), the principal amount of a borrowing by a Borrower under this Agreement or the principal amount outstanding of that borrowing.

       "AFFILIATE"

       means a Subsidiary or a Holding Company of a Bank or any other Subsidiary of that Holding Company.

       "AGGREGATE OUTSTANDING RENTS"

       has the same meaning as in the Assignment.

       "ASSIGNMENT"

       means the Deed of Assignment of Rents dated 28th October, 1996 between EMPL, Eastern Group Finance Limited as trustee and certain financial institutions identified as "Banks" therein.

       "AUTHORISED SIGNATORY"

       means, in relation to any communication to be made, or any document to be executed or certified, by any Obligor or other person, any person who is at such time duly authorised, by or pursuant to the board resolution or other authorisation or in such other manner as may be reasonably acceptable to the Agent, to make such communication, or to execute or certify such document, on behalf of such Obligor or other person.

       "BORROWER"

       means EMPL or EMGL.

       "BORROWING" and "BORROWINGS"

       means any present or future Indebtedness (whether by way of principal or premium) for or in respect of:

       (a)    money borrowed or raised;

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                                       12
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       (b)    any recourse arising from the discounting of receivables owned by a member of the Group;

       (c) liabilities under or in respect of any acceptance or acceptance credit or documentary credit facility, other than any documentary credit facility relating to the acquisition cost of assets or services to the extent that the same involves deferral of payment of any sum for one year or less;

       (d) any notes, bonds, debentures, debenture stock, loan stock or other debt security offered, issued or distributed whether by way of public offer, private placing, acquisition consideration or otherwise and whether issued for cash or in whole or in part for a consideration other than cash.

       (e)    any outstanding Qualifying Preference Shares in issue;

       (f) the acquisition cost of assets or services to the extent payable on deferred payment terms after the time of acquisition or possession thereof by the person liable (but only to the extent the same (i) involves deferral of payment of any sum for more than one year, (ii) is not a cost in respect of the expansion, development or renewal of all or part of the "licensee's distribution System" (as defined in the PES Licence) and (iii) exceeds (pound)25,000,000 in respect of any transaction or series of related transactions) whether or not any instalments for payment are evidenced by a bond, note, debenture or other debt security issued by the obligor;

       (g) all instalments of Head Lease Premium but without adjustment under paragraph 4.2 of the Eighth Schedule to the Head Lease entered into with National Power PLC as Head Landlord;

       (h) rental payments or elements thereof under all leases (whether in respect of land, machinery, equipment or otherwise) which in the event of the termination of the leasing thereunder at any time prior to its expiry by effluxion of time, would become payable on such termination by reference to the period from such termination to the date of such expiry (and whether or not discounted for early payment);

       (i) any guarantee, indemnity or other legally binding assurance against (or other legally binding arrangement intended to prevent or limit) loss in respect of any Borrowing of any person who is not a member of the Group;

       (j) an amount equal to the Price up to and including the First Rent Day and thereafter the Aggregate Outstanding Rents as at the Rent Day on which the Rents were last paid in full, immediately preceding the date of calculation; and

       (k) any liability arising under any transaction by virtue of which (i) a capital sum is received by a member of the Group as consideration for the sale or disposal (whether by outright alienation or the grant of lease or other interest or otherwise) of any assets and (ii) the person making or funding the payment receives a guarantee, indemnity or other legally binding assurance from a member of the Group against (or other legally binding arrangement intended to prevent or limit) loss as a result of the assets not generating or being realised for a specific amount or an amount calculated in an agreed manner,

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                                       13

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       Provided that:

       (i)    Subordinated Debt shall be excluded;

       (ii) indebtedness of a member of the Group to another member of the Group shall be excluded;

       (iii) any interest, dividends. commissions, fees or other like financing charges shall be included to the extent that they have been capitalised;

       (iv) in respect of paragraph (d) (where the item concerned is a bond, note, debenture, debenture stock, loan stock or other debt security issued at a discount) and in respect of paragraph (e), only the issue price of any such debt security or Qualifying Preference Share falling thereunder, together with any applicable discount recognised at the time of calculation and required under the accounting principles used by the Guarantors (which accounting principles are consistently applied except as shown in the relevant financial statements of the Guarantors) to be reflected in the relevant person's most recently published financial statements, shall be included;

       (v) in respect of paragraph (h), only the capitalised value established in accordance with the Statement of Standard Accounting Practice 21 (as supplemented, varied or replaced from time to time) as shown in the relevant person's most recently published financial statements shall be included;

       (vi) in respect of paragraph (i), any indemnity given to any person which issues letters of credit at the request of EE in favour of Energy Pool Funds Administration Limited in respect of its obligations under the Pooling and Settlement Agreement shall be excluded;

       (vii)  Project Finance Borrowing shall be excluded; and

       (viii) adjustments shall be made to take account of the effect of any relevant currency or interest rate swap or other similar hedging arrangements,

       (and so that no amount shall be included or excluded more than once).

       "BUSINESS DAY"

       means a day (other than a Saturday or a Sunday) on which banks are open for business in London.

       "CASH"

       means cash at hand or cash at bank, in each case to the extent free of Encumbrances (other than Encumbrances which secure only Borrowings) and readily remittable to the United Kingdom, but excluding the proceeds of any securitisation of the assets or revenues of any member of the Group to the extent not included as Borrowings.

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       "CASH COLLATERALISATION DOCUMENTS"

       means the charges on cash dated 28th October, 1996 made between EMPL and The Industrial Bank of Japan. Limited, EMPL and The Bank of Nova Scotia and EMPL and Societe Generale and the deferred premium settlement deed entered into between EMPL, EMGL, EE, The Industrial Bank of Japan Limited for itself and as arranger and agent and certain financial institutions identified as "Banks" and "Participants" therein.

       "CHANGE IN CONTROL"

       shall be deemed to have occurred if:

       (a) any person or group of related persons (other than Texas Utilities Company, any Subsidiary of Texas Utilities Company, or any pension, savings or other employee benefit plan for the benefit of employees of Texas Utilities Company and/or any Subsidiary of Texas Utilities Company) shall have acquired beneficial ownership of more than 30% of the outstanding Voting Shares (within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 of the United States of America, as amended, and the applicable rules and regulations thereunder); provided that a Change in Control shall not be deemed to have occurred if such acquisition has been approved, prior to the Parent Acquisition Date and the date on which any tender offer for Voting Shares of Texas Utilities Company was commenced, by a majority of the Disinterested Directors of Texas Utilities Company; or

       (b) during any period of 12 consecutive months, commencing before or after the date of the Supplemental Agreement, individuals who on the first day of such period were directors of Texas Utilities Company (together with any replacement or additional directors who were nominated or elected by a majority of directors then in office) cease to constitute a majority of the board of directors of Texas Utilities Company.

       "COMMITMENT"

       means the amount in Sterling set opposite the name of a Bank in Schedule 1 to the extent not cancelled or reduced under this Agreement.

       "COMMITMENT PERIOD"

       means the period from the date of this Agreement to the Term Date (both dates inclusive).

       "CONSOLIDATED INTEREST"

       means, in respect of any period, the aggregate amount of interest (which shall be deemed to include the interest element of leasing and hire purchase payments under finance leases plus an amount equal to the difference between the amount by which the Aggregate Outstanding Rents reduces and the amount of Rents (other than any amount of or in respect of VAT) payable, in each case during that period and any amount equivalent to interest accruing in respect of that period in relation to any transaction contemplated by paragraph (k) of the definition of Borrowings, but shall exclude interest, dividends, commissions, fees and other like financing charges which have been capitalised) and all other amounts payable under any agreement which are referable to interest, acceptance commission, commitment commission and other finance payments (including, without limitation, dividends on Qualifying Preference Shares)

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

                                      15

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       incurred by the Group in respect of Borrowings during such period
       (exclusive of such interest, commission and other finance payments in respect of Borrowings by any member of the Group from and for the time being owed to another member of the Group) after deducting interest received or receivable by or accrued to the Group on cash deposits and investments (exclusive of such interest received or receivable or accrued from another member of the Group), and after deducting net gains and adding net losses on the disposal of investments with a maturity not exceeding 365 days (other than any disposal by one member of the Group to another), all as determined to the extent that such period comprises or includes a financial year of EG, from the relevant audited consolidated financial statements of EG, but otherwise from the relevant Consolidated Management Accounts.

       "CONSOLIDATED MANAGEMENT ACCOUNTS"

       means consolidated accounts of the Group in the form approved by the Agent (acting in accordance with the instructions of the Majority Banks) comprising profit and loss, cashflow and balance sheet and certified by the Finance Director or Deputy Finance Director of EG as being true and fair.

       "CONSOLIDATED PROFITS BEFORE INTEREST AND TAX"

       means, in respect of any period the profits on ordinary activities before taxation of the Group for such period, after adding back Consolidated Interest for such period, all as determined, to the extent that such period comprises or includes a financial year of EG, from the relevant audited consolidated financial statements of EG, but otherwise from the relevant Consolidated Management Accounts.

       "CONSOLIDATED TANGIBLE NET WORTH"

       means at any time the aggregate of:

       (a) all amounts paid up or credited as paid up on the issued share capital of EG (excluding Qualifying Preference Shares);

       (b)    any credit balance on profit and loss account; and

       (c) any other capital and revenue reserves (including those resulting from an upward revaluation included in the annual audited accounts of EG dated 31st March, 1998),

       less the aggregate of:

       (d)    any debit balance on profit and loss account;

       (e) any amount shown in respect of goodwill (including goodwill arising only on consolidation) or intangible assets or in respect of minority interests; and

       (f) any reserves set aside for taxation, deferred taxation or bad debts,

       (and so that no amount shall be included or excluded more than once) all as determined from the most recently published audited or interim unaudited consolidated financial statements of EG.

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       "DEFAULT"

       means an Event of Default or an event which, with the giving of notice, lapse of time, determination of materiality or fulfilment of any other applicable condition (or any combination of the foregoing), would constitute an Event of Default.

       "DIRECTOR GENERAL"

       means the person appointed from time to time by the Secretary of State to hold office as the Director General of Electricity Supply for the purposes of the Act.

       "DISINTERESTED DIRECTOR"

       means any member of the Board of Directors of Texas Utilities Company who:

       (a) is not affiliated, directly or indirectly, with, or appointed by, a person or group of related persons (other than Texas Utilities Company, any Subsidiary of Texas Utilities Company or any pension, savings or other employee. benefit plan for the benefit of employees of Texas Utilities Company and/or any Subsidiary of Texas Utilities Company) acquiring the beneficial ownership of more than 30% of the outstanding Voting Shares of Texas Utilities Company (within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 of the United States of America, as amended, and the applicable rules and regulations thereunder); and

       (b) either was a member of the board of directors of Texas Utilities Company prior to the Parent Acquisition Date or was recommended for election by a majority of the Disinterested Directors in office prior to the Parent Acquisition Date.

       "DISTRIBUTION BUSINESS"

       means the business of EE or any successor undertaking to that business within the Group, in or ancillary to the distribution (whether for its own account or that of any other party) of electricity through the Group's distribution system and includes any business of providing connections to the Group's distribution system.

       "DISTRIBUTION BUSINESS TANGIBLE NET WORTH"

       means, at any time, the net assets as shown in the most recently published audited balance sheet of the Distribution Business prepared pursuant to the PES Licence less any amounts shown in such audited balance sheet in respect of goodwill or intangible assets of the Distribution Business.

       "DRAWDOWN DATE"

       means the date of the making of an Advance.

       "ENCUMBRANCE"

       means any mortgage, charge, assignment by way of security, lien, pledge, hypothecation, right of set-off flawed asset or blocked deposit arrangement or any other encumbrance or security

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
                                      17

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       interest or security arrangement whatsoever created or arising under any relevant law or any agreement or arrangement having that effect.

       "EVENT OF DEFAULT"

       means an event specified as such in Clause 19.1 (Events of Default).

       "FACILITY OFFICE" means the office(s) notified by a Bank to the Agent:

       (a)    on or before the date it becomes a Bank; or

       (b)    by not less than 5 Business Days' notice,

       as the office(s) through which it will perform all or any of its obligations under this Agreement.

       "FINANCE DOCUMENT"

       means this Agreement, the Supplemental Agreement, the New Fee Letters (as defined in the Supplemental Agreement), a Novation Certificate or any other document designated as such by the Agent and EG.

       "FINANCE PARTY"

       means an Arranger, a Bank or the Agent.

       "FIRST RENT DAY"

       has the same meaning as in the Assignment.

       "GENERATION BUSINESS"

       means the business of EGL or EMGL in or ancillary to the generation (whether for its own account or that of another parry) of electricity.

       "GENERATION BUSINESS TANGIBLE NET WORTH"

       means, at any time, the net assets as shown in the most recently published audited balance sheet of the Generation Business prepared pursuant to the PES Licence less any amounts shown in such audited balance sheet in respect of goodwill or intangible assets of the Generation Business.

       "GENERATION LICENCE"

       means those licences granted by the Secretary of State under section 6(l) of the Act authorising the relevant licensee to carry on the Generation Business and any activities ancillary thereto, or any replacement licence or licences granted from time to time to any member of the Group (or. if more than one, the most recent such replacement).

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

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       "GROUP"

       means EG and all of its Subsidiaries from time to time and "MEMBER OF THE GROUP" or "GROUP COMPANY" means any one of them.

       "GUARANTEE AND INDEMNITY"

       means the guarantee and indemnity dated 28th October, 1996 made between EG, EGL, EE and certain financial institutions therein.

       "GUARANTOR"

       means a Borrower (as guarantor of the obligations of the other Borrower which are guaranteed under Clause 16 (Guarantee)), EG and EGL.

       "HEAD LEASE PREMIUM"

       means the premium payable by EMPL in consideration of the grant of the Leases by National Power PLC payable in accordance with Clause 3 and paragraph 4 of the Eighth Schedule to the Head Lease entered into with National Power PLC as Head Landlord.

       "HEAD LEASES"

       means the two leases between PowerGen plc and EMPL dated 2nd July, 1996 and the lease between National Power PLC, EMPL and Eastern Group plc (now called Eastern Electricity plc) dated 27th June, 1996 in respect of the Properties and "HEADLEASE" shall be construed accordingly.

       "HEAD LANDLORD"

       means National Power PLC and PowerGen plc or each of them as the context may require and their respective successors in title under the Head Leases.

       "HOLDING COMPANY"

       has the meaning given to it in section 736 of the Companies Act 1985, and "HOLDING COMPANIES" shall be construed accordingly.

       "INDEBTEDNESS"

       means any obligation (whether incurred as principal or surety) for the payment or repayment of money, whether present or future, actual or contingent.

       "INTEREST PERIOD"

       means each period determined in accordance with Clause 8 (Interest Periods).

       "LEASES" OR "LEASE"

       have the same meaning in the Assignment.

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

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       "LIBOR"

       means, in relation to each Interest Period for any Advance, the rate determined by the Agent to be either:

       (a) the arithmetic mean (rounded, if necessary, to the nearest fifth decimal place, and upwards if the sixth decimal place is a "5") of the offered quotations in Sterling which appear on the display designated as page "LIBP" of the Reuter Monitor Money Rates Service (or such other page or service as may replace the LIBP page or such service (as the case may be) for the purpose of displaying London Interbank Offered Rates of leading banks) at or about 11.00 a.m. on the first day of that Interest Period for the offering of deposits in Sterling of an amount comparable to that Advance and for a period comparable to that Interest Period; or

       (b) if less than two quotations for the required period appear on such display, or if no such display rate is available for Sterling, the arithmetic mean (rounded, if necessary, to the nearest fifth decimal place, and upwards if the sixth decimal place is a "5") of the respective rates notified to the Agent by each of the Reference Banks as the rate at which it is offered deposits in Sterling for an amount comparable to that Advance and for a period comparable to that Interest Period by prime banks in the London Interbank Market at or about 11.00 a.m. on the first day of that Interest Period.

       "LICENSEE"

       means Eastern Electricity plc (company number 2366906) or such other member of the Group which, at any time, is the licensee under a PES Licence or Generation Licence, any licence under section 7 of the Gas Act 1986 or any replacement of any such licence (or, if there is more than one replacement licence, the most recent such replacement), in each case as such licence is amended and/or extended from time to time.

       "MAJORITY BANKS"

       means, at any time, Banks:

       (a) whose participations in an Advance then outstanding aggregate not less than 66 2/3 per cent. of the aggregate principal amount then outstanding; or

       (b) if an Advance is not then outstanding, whose Commitments then aggregate not less than 66 2/3 per cent. of the Total Commitments; or

       (c) if an Advance is not then outstanding and the Total Commitments have been reduced to nil, whose Commitments aggregated not less than 66 2/3 per cent. of the Total Commitments immediately before the reduction.

       "MANDATORY COST"

       means the cost imputed to the Banks of compliance with the Mandatory Liquid Assets requirements of the Bank of England and the Financial Services Authority during an Interest Period, expressed as a rate per annum and determined in accordance with Schedule 3.

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

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       "MARGIN"

       means the percentage rate per annum determined under Clause 9.4 (Margin adjustment).

       "MATERIAL ADVERSE EFFECT"

       means something which has or is reasonably likely to have a material adverse effect on the ability of any Obligor or any member of the Group to perform its respective obligations under the Finance Documents, the Transaction Documents or the Relevant Lease Documents.

       "NOVATION CERTIFICATE"

       has the meaning given to it in Clause 27.3 (Procedure for novations).

       "OBLIGOR"

       means a Borrower or a Guarantor.

       "PARENT ACQUISITION DATE"

       shall mean the date as of which a person or group of related persons first acquires more than 30% of the outstanding Voting Shares of Texas Utilities Company (within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 of the United States of America, as amended, and the applicable rules and regulations thereunder).

       "PARTICIPANT"

       means a person who is a party to a Participation Agreement or its successors, permitted transferees or assigns and defined as a Participant therein.

       "PARTICIPATION AGREEMENTS"

       means the participation agreements in respect of the participation by the Banks in the rights and obligations of certain other banks identified as "Banks" under the Assignment.

       "PARTY"

       means a party to this Agreement.

       "PERMITTED ENCUMBRANCE"

       means any Encumbrance:

       (a) arising by virtue of the entry into by EMPL, EMGL or the Guarantors of the Transaction Documents or the Cash
              Collateralisation Documents or the performance of obligations in accordance with the terms thereof;

       (b)    arising by operation of law in the ordinary course of business;

       (c) over goods and/or documents of title thereto arising in the ordinary course of letter of credit transactions;

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

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       (d)    arising by way of retention of title to goods by the supplier of those goods arising in the ordinary course of business;

       (e) created after the date hereof provided that the Indebtedness secured thereby, when aggregated with any other Indebtedness secured by any subsisting Encumbrance permitted by (and only by) this paragraph (e) and, for the avoidance of doubt, whether or not such Indebtedness is in respect of any member of the Group, does not at the time the latest such Indebtedness is incurred exceed an amount equal to 15 per cent. of Consolidated Tangible Net Worth;

       (f) created after the date hereof securing Borrowings which are not repayable until a date falling in excess of fourteen years from the date of creation of such encumbrance;

       (g) existing on or created after the date hereof over an asset and/or (where such asset comprises the whole or substantially the whole of the assets of the owner thereof) shares or the like in the owner of such asset, for the purpose of securing Indebtedness incurred to acquire and/or develop such asset and/or shares or the like, where such Indebtedness constitutes Project Finance Borrowing;

       (h) over or affecting any asset acquired by a member of the Group after the date hereof and subject to which such asset is acquired, provided that:

              (i) such Encumbrance was not created at the request of any member of the Group in contemplation of the acquisition of such asset by a member of the Group; and

              (ii) the amount thereby secured (or the amounts of the facility, drawings under which are or would be thereby secured) has not been increased at the request of any member of the Group in contemplation of, or since the date of, the acquisition of such asset by a member of the Group; or

       (i) over or affecting any assets of any company which becomes a member of the Group after the date hereof, where such Encumbrance is:

              (i) created prior to the date on which such company becomes a member of the Group provided that:

                     (A) such Encumbrance was not created at the request of any member of the Group in contemplation of such company becoming a member of the Group; and

                     (B) the amount thereby secured (or the amount of the facility, drawings under which are or would be thereby secured) has not been increased at the request of any member of the Group in contemplation of, or since the date of, such company becoming a member of the Group; or

              (ii) created after the date hereof with the prior written consent of the Agent (acting in accordance with the instructions of the Majority Banks) Provided that the amount thereby secured (or the amount of the facility, drawings under which

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

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                     are or would be thereby secured) has not been increased
                     beyond the amount so consented to;

       (i) any order of a court affecting any asset or assets of a member of the Group to the extent that such order is discharged within 28 days after it is made and the consequences thereof would not constitute an Event of Default; or

       (k) any Encumbrance created by Peterborough Power Limited in favour of a member of the Group in relation to the obtaining by Peterborough Power Limited of financing of its assets; or

       (l) any Encumbrance created or arising to secure any Indebtedness incurred and applied in or towards the refinancing of any Indebtedness secured by a Permitted Encumbrance but only to the extent that:

              (i) the amount of Indebtedness secured by such Encumbrance (or the amount of the facility, drawings under which are or would be thereby secured) does not exceed the amount secured by such Permitted Encumbrance at the date of the refinancing; and

              (ii) the amount secured by such Permitted Encumbrance is thereby reduced by an amount equal to the amount secured by such Encumbrance; or

       (m) any Encumbrance consisting of a contractual right (in personam and not in rem) restricting the repayment of:

              (i) cash deposits made by way of support of counter-indemnity obligations of a member of the Group in respect of guarantees given or analogous contingent liabilities incurred by the holder of such cash deposits for the account of a member of the Group; and/or

              (ii) credit balances on bank accounts as part of general Group banking arrangements having as their intention or effect the netting of exposure of the bank to members of the Group.

       "PES LICENCE"

       means the licence granted to EE by the Secretary of State under section 6 of the Act authorising EE to supply electricity within an authorised area to the public, or any replacement granted from time to time to EG or any one or more of its Subsidiaries (or, if more than one replacement, the most recent such replacement), each as amended or modified from time to time.

       "POOLING AND SETTLEMENT AGREEMENT"

       means the agreement originally dated 30th March, 1990, as amended and restated from time to time and as may be further amended from time to time, made by EE and EGL with The National Grid Company plc and others setting out the rules and procedures for the operation of an electricity trading pool and of a settlement system, as further amended from time to time.

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

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       "PRICE"

       has the same meaning as in the Assignment.

       "PRINCIPAL SUBSIDIARY"

       means, at any time, EGL, EE and any other member of the Group (other than a member of the Group whose only Borrowing(s) is or are Project Finance Borrowing):

       (i) whose (a) profits before tax or (b) gross assets represent 15 per cent. or more of the consolidated net profits before tax of the Group or, as the case may be, consolidated gross assets of the Group in each case as calculated by reference to the most recently published audited financial statements of such Subsidiary (consolidated in the case of a company which itself has Subsidiary Undertakings and which is required by the Companies Act 1985 to prepare consolidated accounts) and the then most recently published audited consolidated financial statements of EG; or

       (ii) to which is transferred all or substantially all of the business, undertaking or assets of a Subsidiary of EG which imme6ately prior to such transfer is a Principal Subsidiary, whereupon the transferor Subsidiary shall immediately cease to be a Principal Subsidiary and the transferee Subsidiary shall become. a Principal Subsidiary but shall cease to be a Principal Subsidiary by virtue only of this paragraph (ii) upon publication of its next audited financial statements.

       "PROJECT FINANCE BORROWING"

       means, at any date, any Indebtedness to finance or refinance, or in respect of the financing or refinancing of, a project:

       (a) which is or has been incurred by a single purpose company (whether or not a member of the Group) whose principal assets and business are, at such date, constituted by such project and whose liabilities in respect of such Indebtedness are, at such date, not directly or indirectly the subject of a guarantee, indemnity or other form of assurance, undertaking or support (having substantially similar effect to a guarantee or indemnity) from any member of the Group except as expressly referred to in paragraph
              (c)(iii) below; or

       (b) which is or has been incurred by a member of the Group in its capacity as a partner in, and whose only asset is its interest in, a single purpose partnership where the partnership's principal assets and business are, at that date, constituted by such project and where the liabilities of such Group member in respect of such Indebtedness are not, at that date, directly or indirectly the subject of a guarantee, indemnity or other form of assurance, undertaking or support (having substantially similar effect to a guarantee or indemnity) from any other member of the Group except as expressly referred to in paragraph (c)(iii) below; or

       (c) in respect of which the person or persons to whom such Indebtedness is or may be owed by the obligor in respect of such Indebtedness (whether or not a member of the Group) have no recourse whatsoever to any member of the Group for the repayment of or payment of any sum relating to such Indebtedness other than:

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

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              (i)    recourse to such obligor for amounts limited to the
                     aggregate cash flow or net cash flow (other than historic cash flow or historic net cash flow) from such project; and/or

              (ii) recourse to such obligor for the purpose only of enabling amounts to be claimed in respect of such Indebtedness in an enforcement of any Encumbrance given by such obligor over the assets comprised in such project (or, where such an obligor is a single purpose company or a member of the Group as described in sub-clause (b) given by any shareholder or the like in the obligor over its shares or the like in the capital of the obligor) to secure such Indebtedness or any recourse referred to in (iii) below, provided that (A) the extent of such recourse to such obligor is limited solely to the amount of any recoveries made on such enforcement, and (B) such person or persons are not entitled, by virtue of any right or claim arising out of or in connection with such Indebtedness, to commence proceedings for the winding up or dissolution of the obligor or to appoint or procure the appointment of any administrator, receiver, administrative receiver, trustee or similar person or official in respect of the obligor or any of its assets (save for the assets the subject of such Encumbrance); and/or

              (iii) recourse to such obligor generally, or directly or indirectly to a member of the Group, under any form of assurance, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specific way) for breach of an obligation (not being a payment obligation or an obligation to procure payment by another or an obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the person against whom such recourse is available.

       "PROPERTIES"

       means each of the properties known as West Burton, Ironbridge and Rugeley
       B. Power Stations, High Marnham Power Station and Drakelow Power Station and as such properties are referred to in the Head Leases and "PROPERTY" shall be construed accordingly.

       "QUALIFYING LENDER"

       means a person which is a bank as defined in section 840A of the Income and Corporation Taxes Act 1988 and which is within the charge to U.K. corporation tax as regards any interest received by it under this Agreement.

       "QUALIFYING PREFERENCE SHARES"

       means on any date preference shares of EG or any member of the Group expressed (whether by law, agreement or otherwise) to be redeemable at the option of the issuer, any other person or otherwise on or before the date three years after that date.

       "QUOTA RIGHTS"

       has the same meaning as in the Head Lease entered into with National Power PLC as Head Landlord.

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

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       "REFERENCE BANKS"

       means, subject to Clause 27.4 (Reference Banks), the principal London offices of The Royal Bank of Scotland plc, Barclays Bank PLC and The Toronto-Dominion Bank.

       "RELEVANT LEASE DOCUMENTS"

       has the same meaning as in the Guarantee and Indemnity.

       "RELEVANT PERSON"

       means EG's ultimate Holding Company and any Subsidiary of that Holding Company other than EG and any Subsidiary of EG

       "REMAINING RENT DAY"

       has the same meaning as in the Assignment.

       "RENT DAY"

       has the same meaning as in the Assignment.

       "RENTS"

       has the same meaning as in the Assignment.

       "REPAYMENT DATE"

       means each date shown under the heading "Repayment Date" in Schedule 6.

       "REPAYMENT INSTALMENT"

       means each instalment for repayment in accordance with Clause 6 (Repayment).

       "REQUEST"

       means a request made by a Borrower for an Advance, substantially in the form of Schedule 4.

       "SECOND-TIER SUPPLY BUSINESS"

       has the same meaning as in the PES Licence.

       "SECRETARY OF STATE"

       means the President of the Board of Trade (Secretary of State for Trade and Industry) from time to time or such other person as may for the time being be fulfilling the functions of the Secretary of State under the Act.

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

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       "STERLING" OR "(Pound)"

       means the lawful currency for the time being of the United Kingdom.

       "SUBORDINATED DEBT"

       means Indebtedness incurred expressly on terms which to the reasonable satisfaction of the Agent (acting on the instructions of the Majority Banks):

              (a) prohibit repayment or prepayment of any principal amounts thereof (including capitalised interest) prior to 1st April, 2006; and

              (b) prohibit the holder of that Indebtedness from exercising any rights or remedies which it might otherwise have to recover such Indebtedness prior to 1st April, 2006; and

              (c) provide that in the event of the insolvency, liquidations dissolution or other insolvency proceeding the Indebtedness shall be subordinate in right of payment to all liabilities of the Obligors to the agent, the banks, the participation agent and the Participants under the Transaction Documents.

       "SUBSIDIARY"

       shall have the meaning given to it in Section 736 of the Companies Act 1985 and

       "SUBSIDIARIES" shall be construed accordingly.

       "SUBSIDIARY UNDERTAKING"

       shall have the meaning given to it in Section 258 of the Companies Act 1985.

       "SUPPLEMENTAL AGREEMENT"

       means the agreement dated 17th July, 1998 between the Obligors and the Finance Parties.

       "SUPPLY BUSINESS"

       has the same meaning as in the PES Licence.

       "TERM DATE"

       means 28th July, 2001 or, if this date is not a Business Day, the immediately preceding Business Day.

       "TOTAL COMMITMENTS"

       means the aggregate for the time being of the Commitments, being (pound)725,125,475 (as reduced, whether actually or notionally in accordance with the Notional Repayment Amounts set out in Schedule 6) at the date of the Supplemental Agreement.

       "TOTAL CONSOLIDATED NET BORROWINGS"

       means, at any time, the aggregate principal amount of all Borrowings of the Group less Cash.

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

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       "TRANSACTION DOCUMENTS"

       has the same meaning as in the Assignment.

       "T.U. COMPANY"

       means each of T.U. Finance (No. 1) Limited (company number 3505836), T.U. Finance (No. 2) Limited (company number 3514100) and T.U. Acquisitions PLC (company number 3455523),

       "VOTING SHARES"

       means outstanding shares of capital stock of any class of Texas Utilities Company entitled to vote in the election of directors, excluding shares entitled so to vote only upon the happening of some contingency.

       "WHOLLY-OWNED SUBSIDIARY"

       shall have the meaning given to it in Section 736 of the Companies Act 1985.

       1.2    CONSTRUCTION

       (a) In this Agreement, unless the contrary intention appears, a reference to:

              (i) "ASSETS" includes properties, revenues and rights of every description;

                     an "AUTHORISATION" includes an authorisation, consent, approval, resolution, licence, exemption, filing and registration;

                     a "MONTH" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that, if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last day in that calendar month;

                     a "PERSON" includes any individual, firm, company, corporation, government, state or agency of a state or any undertaking (within the meaning of Section 259(l) of the Companies Act 1985) or other joint venture organisation or association (whether or not having separate legal personality) or any two or more of the foregoing;

                     a "REGULATION" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental body, agency, department or regulatory, self-regulatory or other authority or organisation;

                     "TAX" includes any present or future tax, charge, levy, impost, duty, deduction or withholding of any kind whatsoever, or any amount payable on account of or as security for any of the foregoing, payable at the instance of or imposed by any statutory, governmental, international, supranational, state, federal, provincial, local or municipal authority, agency, body or department whatsoever, together with any

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                                      28

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                     penalties, additions. lien, surcharges or interest relating thereto (and "TAXES", "TAXATION" and cognate expressions shall be construed accordingly); and

                     "WINDING-UP" of any person includes its dissolution and/or liquidation and/or any equivalent or analogous proceedings under the law of any jurisdiction in which the person concerned is incorporated, registered, resident, established, carries on business or has assets or to which that person is subject;

              (ii) a provision of law is a reference to that provision as amended or re-enacted;

              (iii) a Clause or a Schedule is a reference to a clause of or a schedule to this Agreement;

              (iv)   a person includes its successors and permitted assigns;

              (v) a Finance Document or another document is a reference to that Finance Document or other document as amended, novated or supplemented; and

              (vi)   a time of day is a reference to London time.

       (b) Unless the contrary intention appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

       (c) The index to and the headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

       (d) Barclays Capital is the investment banking division of Barclays Bank PLC and all references to Barclays Capital include Barclays Bank PLC. This paragraph does not affect the rights and obligations of Barclays Bank PLC under the Finance Documents.

       2.     THE FACILITY

       2.1    FACILITY

       (a) Subject to the terms of this Agreement, the Banks agree to advance to the Borrowers during the Commitment Period an aggregate principal amount up to but not exceeding the Total Commitments. No Bank is obliged to participate in a Advance if, as a result, the aggregate amount of (i) its participation in all Advances and (ii) the outstanding principal amount of all advances made by it under the Participation Agreements would exceed its Commitment.

       (b) The Total Commitments will reduce on each Repayment Date by the amount shown opposite that date under the heading "Notional Repayment Amount" in Schedule 6. Such reduction in the Total Commitments shall, on each Repayment Date, be applied against the Commitment of each Bank pro rata.

       2.2    NATURE OF A FINANCE PARTY'S RIGHTS AND OBLIGATIONS

       (a) The obligations of a Finance Party under the Finance Documents are several. Failure of a Finance Party to carry out those obligations does not relieve any other Party of its obligations

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                                     29

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              under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

       (b) The rights of a Finance Party under the Finance Documents are divided rights. A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce those rights.

       3.     PURPOSE

              Each Advance shall be applied for the general corporate purposes of the relevant Borrower. Without affecting the obligations of any Obligor in any way, no Finance Party is bound to monitor or verify the application of any Advance.

       4.     CONDITIONS PRECEDENT

       4.1    DOCUMENTARY CONDITIONS PRECEDENT

              The obligations of each Finance Party to any Obligor under this Agreement are subject to the condition precedent that the Agent has notified the Borrowers and the Banks that it has received all of the documents, or is satisfied as to the matters, set out in
              Part I of Schedule 2, in form and substance satisfactory to the Agent.

       4.2    FURTHER CONDITIONS PRECEDENT

              The obligation of each Bank to make any amount available under Clause 5.3 (Advance) is subject to the further conditions precedent that:

              (a)    on both the date of the Request and the Drawdown Date:

                     (i) the representations and warranties in Clause 17 (Representations and warranties) to be repeated on those dates are correct and will be correct immediately after the Advance is made; and

                     (ii) no Default is outstanding or might result from the making of the Advance; and

                     (iii) no Event of Default or Potential Event of Default has occurred under the Guarantee and Indemnity (as such terms are defined therein);

                     and

              (b) no later than the time the Advance is made available, each Bank shall have received a repayment of the principal amount of one or more advances made by it under Participation Agreements, in an aggregate amount equal to the aggregate amount of that Bank's participation in that Advance and all previous Advances, together with all accrued interest, fees, costs and expenses owing to that Bank under the Participation Agreements in connection with such advances.

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                                      30
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       5.     DRAWDOWN

       5.1    COMMITMENT PERIOD

              A Borrower may request an Advance during the Commitment Period if the Agent receives, not later than 10:30 a.m., 2 Business Days before the proposed Drawdown Date, a duly completed Request. The undrawn amount (if any) of the Total Commitments shall automatically be cancelled at close of business on the Term Date.

       5.2    COMPLETION OF REQUESTS

              A Request will not be regarded as having been duly completed unless:

              (a) the Drawdown Date is a Business Day falling on or before the Term Date;

              (b) the principal amount of the Advance is a minimum of (pound)10,000,000 and an integral multiple of (pound)l.000,000 or the balance of the undrawn Total Commitments;

              (c) the first Interest Period selected complies with Clause 8 (Interest Periods); and

              (d)    the payment instructions comply with Clause 10 (Payments).

              Each Request must specify one Advance only, but the Borrowers may, subject to the other terms of this Agreement, deliver more than one Request on any one day.

       5.3    ADVANCE

              The Agent shall promptly notify each Bank of the details of the requested Advance. Subject to the terms of this Agreement, each Bank shall make its participation in the Advance available to the Agent for the Borrower on the relevant Drawdown Date. The amount of a Bank's participation in an Advance will be the proportion of the Advance which its Commitment bears to the Total Commitments on the proposed Drawdown Date.

       6.     REPAYMENT

       6.1    REPAYMENT INSTALMENTS

              (a) On each Repayment Date falling after the Drawdown Date of the first Advance the Borrower shall make a Repayment Instalment calculated, subject to paragraph (b) below, as follows:

                                   RI= A x NRA
                                       -
                                       O
                     Where:

                     "RI " is the amount of the Repayment Instalment;

                     "A" is the aggregate amount of Advances drawn down hereunder;

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

                                    31
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                     "NRA" is the amount shown opposite the relevant Repayment
                     Date under the heading "Notional Repayment Amount" in
                     Schedule 6;

                     "O" is (pound)1,057,395,522 less the aggregate of all
                                                 ----
                     amounts under the heading "Notional Repayment Amount" in
                     Schedule 6 for each Repayment Date before the relevant Repayment Date on which that Repayment Instalment is to be made.

                     Any outstanding Advance shall be repaid in full on 28th October, 2001.

              (b) If there is any cancellation or prepayment under this Agreement which affects the calculation of the Repayment Instalments under paragraph (a) above, the Borrowers and the Agent shall agree in good faith a revised schedule of "Notional Repayment Amounts" to replace Schedule 6, so as to leave the Parties in no better or worse position under this Agreement

       6.2    DESIGNATION

              The Agent shall designate which of the Advances (or which part of the Advances) shall be repaid in order to satisfy each Repayment Instalment.

       7.     PREPAYMENT AND CANCELLATION

       7.1    VOLUNTARY PREPAYMENT

              A Borrower may, by giving not less than 14 days' prior written notice to the Agent, prepay any Advance on the last day of an Interest Period for that Advance in whole or in part (but, if in part, being a minimum of (pound)10,000,000 and an integral multiple of (pound)l,000.000). Any such prepayment shall be applied against the Repayment Instalments in inverse order of maturity.

       7.2    CANCELLATION

              (a) Either Borrower may, by giving not less than 14 days' prior written notice to the Agent, cancel the undrawn amount of the Total Commitments in whole or in part (but, if in part, being a minimum of (pound)10,000,000 and an integral multiple of (pound)1,000,000).

              (b) Notwithstanding paragraph (a) above, if a Borrower has made a repayment or prepayment (in whole or in part) to a Bank of the principal amount of one or more advances made by that Bank in its capacity as a Participant under the Participation Agreements or in its capacity as a "Bank" under (and as defined in) the Assignment and that repayment or prepayment has not been funded in whole by an Advance that Borrower shall, within 5 Business Days, notify the Agent of the amount of that repayment or prepayment which has not been funded by an Advance (the "Relevant Amount"). On the date falling 5 Business Days from that notice, the Total Commitments shall be cancelled in an amount equal to the Relevant Amount.

              (c) Any cancellation in part shall be applied against the Commitment of each Bank pro rata.

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

                                      32
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       7.3    ADDITIONAL RIGHT OF PREPAYMENT AND CANCELLATION

              if:

              (a) an Obligor is required to pay to a Bank any additional amounts under Clause 11 (Withholdings); or

              (b) an Obligor is required to pay to a Bank any amount under Clause 13 (Increased costs); or

              (c) interest on a Bank's participation in an Advance made to a Borrower is being calculated in accordance with Clause 12.3 (Failure to agree alternative basis),

              then, without prejudice to the obligations of any Obligor under those Clauses, EG may, whilst the circumstances continue, serve a notice of prepayment and cancellation on that Bank through the Agent. On the date falling 2 Business Days after the date of service of the notice:

              (i) each Borrower shall prepay that Bank's participation in all the Advances made to it; and

              (ii)   that Bank's undrawn Commitment shall be cancelled.

       7.4    MISCELLANEOUS PROVISIONS

       (a) Any notice of prepayment and/or cancellation under this Agreement is irrevocable. The Agent shall notify the Banks promptly of receipt of any such notice.

       (b) All prepayments under this Agreement shall be made together with accrued interest on the amount prepaid.

       (c) No prepayment or cancellation is permitted except in accordance with the express terms of this Agreement.

       (d) No amount repaid or prepaid under this Agreement may subsequently be re-borrowed. No amount of the Total Commitments cancelled or reduced under this Agreement may subsequently be reinstated.

       8.     INTEREST PERIODS

       8.1    SELECTION

       (a) The Borrower may select an Interest Period for an Advance in either the relevant Request or, if the Advance has been drawn, a notice received by the Agent not later than 10:30 a.m. 2 Business Days before the commencement of that Interest Period. Each Interest Period for an Advance will commence on its Drawdown Date or the expiry of its preceding Interest Period.

       (b) Subject to the following provisions of this Clause 8 (Interest Periods), each Interest Period will be either an approved duration or an optional duration as so selected under paragraph (a) above.

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

                                       33
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              In this Clause 8 (Interest Periods):

              "APPROVED DURATION" means 3 months; and

              "OPTIONAL DURATION" means any other period agreed by the Banks.

       (c) If a Borrower fails to select an Interest Period for an outstanding Advance in accordance with paragraph (a) above, that Interest Period will, subject to the other provisions of this Clause 8 (Interest Periods), be 3 months.

       8.2    SELECTION OF AN OPTIONAL DURATION

       (a) If a Borrower selects an Interest Period of an optional duration, it may also select an Interest Period of an approved duration to apply if the selection of an optional duration becomes ineffective in accordance with paragraph (b) below.

       (b)    If:

              (i) a Borrower requests an Interest Period of an optional duration; and

              (ii) the Agent receives notice from a Bank not later than 11:00 a.m. on the first day of the Interest Period that matching deposits may not, in its opinion, be available to it in the London interbank market to fund its participation in the Advance for that Interest Period, the Interest Period for that Advance shall be 3 months or such other period agreed by all the Banks. In this event, the Agent shall promptly notify the Borrower and the Banks of the new Interest Period for the Advance.

       8.3    NON-BUSINESS DAYS

              If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

       8.4    CONSOLIDATION

              Notwithstanding Clause 8.1 (Selection), the first Interest Period for an Advance shall end on the same day as the current Interest Period for any other Advance. On the last day of those Interest Periods, those Advance shall be consolidated and treated as one Advance.

       8.5    COINCIDENCE WITH REPAYMENT DATES

              If an Interest Period would otherwise overrun the final Repayment Date, it shall be shortened so that it ends on that Repayment Date. The Agent may also shorten any Interest Period for any Advance (and may redesignate any Advance as two Advances) to ensure that the aggregate principal amount of Advances with an Interest Period ending on a Repayment Date is not less than the Repayment Instalment due on that Repayment Date.

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                                     34
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       8.6    OTHER ADJUSTMENTS

              The Agent and EG may enter into such other arrangements as they may agree for adjustment of Interest Periods and the consolidation and/or splitting of Advances.

       8.7    NOTIFICATION

              The Agent shall notify the relevant Borrower and the Banks of the duration of each Interest Period promptly after ascertaining its duration.

       9.     INTEREST

       9.1    INTEREST RATE

              The rate of interest on an Advance for each of its Interest Periods is the rate per annum determined by the Agent to be the aggregate of the applicable:

       (a)    Margin;

       (b)    LIBOR; and

       (c)    Mandatory Cost,

       Provided that, in the event of a change in the Margin occurring during an Interest Period, the rate of interest applying to an Advance outstanding during such Interest Period shall be adjusted accordingly on the date of such change.

       9.2    DUE DATES

              Except as otherwise provided in this Agreement, accrued interest on an Advance is payable by the relevant Borrower on the last day of each Interest Period for that Advance and also, if the Interest Period is longer than 3 months, at 3 monthly intervals during that Interest Period.

       9.3    DEFAULT INTEREST

       (a) If an Obligor falls to pay any amount payable by it under this Agreement, it shall forthwith on demand by the Agent pay interest on the overdue amount from the due date up to the date of actual payment, as well after as before judgment, on the basis that the overdue amount had, during the period of non-payment, constituted an Advance in the currency of the overdue amount for such successive Interest Periods of such duration as the Agent may determine (each a "DESIGNATED INTEREST PERIOD") and at a rate (the "DEFAULT rate") determined by the Agent to be the aggregate of LIBOR for such Designated Interest Period and 2 per cent. per annum (plus Mandatory Cost for such Designated Interest Period, if the overdue amount is denominated in Sterling).

       (b) The default rate will be determined by the Agent on each Business Day or the first day of, or 2 Business Days before the first day of, the relevant Designated Interest Period, as appropriate.

       (c) If the Agent determines that deposits in the currency of the overdue amount are not at the relevant time being made available by the Reference Banks to leading banks in the London

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                                     35
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              interbank market, the default rate will be determined by reference to the cost of funds to the Agent from whatever sources it may select.

       (d) Default interest will be compounded at the end of each Designated Interest Period.

       9.4    MARGIN ADJUSTMENT

       (a) Subject to paragraph (b) below, for an Interest Period of an Advance, if the ratio of Total Consolidated Net Borrowings to Adjusted Consolidated Tangible Net Worth (each as calculated by the Agent by reference to the accounts or half yearly accounts most recently delivered to the Agent under Clause 18.1(a) and (b) (Undertakings) on or prior to the first day of that Interest Period) is within a range set out in Column I below, the Margin for that Interest Period shall be the rate per annum set out in Column II below opposite that range:

              COLUMN I                                  COLUMN II

              Greater than 125%                         0.75% per annum

              Greater than 100% but less than           0.625% per annum
                 or equal to 125%

              100% or less                              0.5% per annum

       (b) For the purposes of calculating the Margin, the ratio of Total Consolidated Net Borrowings to Adjusted Consolidated Tangible Net Worth shall be deemed to be greater than 100% at all times from the Effective Date (as defined in the Supplemental Agreement) to the date falling 6 months from that Effective Date.

       9.5    NOTIFICATION

              The Agent shall promptly notify each relevant Party of the determination of a rate of interest under this Agreement.

       10.    PAYMENTS

       10.1   PLACE

              All payments by an Obligor or a Bank under this Agreement shall be made to the Agent to its account at such office or bank in London as it may notify to that Obligor or Bank for this purpose.

       10.2   FUNDS

              Payments under this Agreement to the Agent shall be made for value on the due date at such times and in such funds as the Agent may specify to the Party concerned as being customary at the time for the settlement of transactions in Sterling.

       10.3   DISTRIBUTION

       (a) Each payment received by the Agent under this Agreement for another Party shall, subject to paragraphs (b) and (c) below, be made available by the Agent to that Party by payment (on the date and in the currency and funds of receipt) to its account with such office or bank in the

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                                     36
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              principal financial centre of the country of the relevant currency as it may notify to the Agent for this purpose by prior written notice.

       (b) The Agent may apply any amount received by it for an Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from an Obligor under this Agreement or in or towards the purchase of any amount of any currency to be so applied.

       (c) Where a sum is to be paid to the Agent under this Agreement for another Party, the Agent is not obliged to pay that sum to that Party until it has established that it has actually received that sum. The Agent may, however, assume that the sum has been paid to it in accordance with this Agreement, and, in reliance on that assumption, make available to that Party a corresponding amount. If the sum has not been made available but the Agent has paid a corresponding amount to another Party, that Party shall forthwith on demand by the Agent refund the corresponding amount together with interest on that amount from the date of payment to the date of receipt, calculated at a rate determined by the Agent to reflect its cost of funds.

       10.4   CURRENCY

       (a) Amounts payable in respect of costs, expenses and taxes and the like are payable in the currency in which they are incurred.

       (b) Any other amount payable under this Agreement is, except as otherwise provided in this Agreement, payable in Sterling.

       10.5   SET-OFF AND COUNTERCLAIM

              All payments made by an Obligor under this Agreement shall be made without set-off or counterclaim.

       10.6   NON-BUSINESS DAYS

       (a) If a payment under this Agreement is due on a day which is not a Business Day, the due date for that payment shall instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

       (b) During any extension of the due date for payment of any principal under this Agreement interest is payable on that principal at the rate payable on the original due date.

       10.7   PARTIAL PAYMENTS

       (a) If the Agent receives a payment insufficient to discharge all the amounts then due and payable by the Obligors under this Agreement, the Agent shall apply that payment towards the obligations of the Obligors under this Agreement in the following order:

              (i) FIRST, in or towards payment pro rata of any unpaid costs and expenses of the Agent properly incurred under this Agreement;

              (ii) SECONDLY, in or towards payment pro rata of any accrued interest due but unpaid under this Agreement;

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                                    37
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              (iii)  THIRDLY, in or towards payment pro rata of any principal due but unpaid under this Agreement; and

              (iv) FOURTHLY, in or towards payment pro rata of any other sum due but unpaid under this Agreement.

       (b) The Agent shall, if so directed by all the Banks, vary the order set out in sub-paragraphs (a)(ii) to (iv) above.

       (c) Paragraphs (a) and (b) above shall override any appropriation made by an Obligor.

       11.    WITHHOLDINGS

       11.1   GROSS-UP

       (a) Save as may be required by law, all payments to be made by any of the Obligors and by the Agent to the Banks under the Finance Documents shall be made without set-off or counterclaim and free from any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsoever (each a "WITHHOLDING"). Subject to Clause 11.2 below, EG hereby covenants with the Finance Parties that if any person is required by law to make any Withholding from any such payment EG will pay to the relevant Finance Party such additional amounts as may be necessary to ensure that the Finance Party receives and retains an amount equal to the full amount it would have received had such payment not been made subject to any Withholding provided that EG shall not be required to pay any additional amount under this Clause
              11.1 in respect of any Withholding imposed by law in relation to any payment of interest under Clause 9 (Interest) where such Withholding would not have been so imposed if the person beneficially entitled to such interest had been a Qualifying Lender (unless such person was not a Qualifying Lender as a result of the introduction of or any change in, or in the interpretation or application of, any relevant law or any relevant practice of the Inland Revenue after this Agreement is entered into).

       (b) Each of the Banks and the Agent agrees to co-operate to the extent that it is reasonably able to do so, in seeking in enable any payment to be made without any such withholding, by supplying any necessary documents and information to the Inland Revenue or other appropriate authority on receipt of a request in writing from the payer specifically identifying the document or the nature of the information to be so supplied.

       11.2   TAX CREDIT

              If and to the extent that EG pays any additional amount under clause 11.1 and any Finance Party receives and retains the benefit of a refund of tax or credit against tax which is identified by the Finance Party (acting in good faith) as attributable to the payment made or the amount that was withheld or deducted, then that Finance Party shall, to the extent it is able to do so without prejudicing its ability to retain such refund or credit, reimburse to EG such amount as it shall determine in good faith so as to leave the Finance Party, after the reimbursement, in no better or worse position than it would have been in if the Withholding had not been required. No Finance Party shall be obliged to disclose any information regarding its tax affairs or computations to EG or restrict its ability to organise its tax affairs as it sees fit and its certificate as to the amount to be reimbursed shall, in the absence of manifest error, be prima facie evidence thereof.

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                                      38
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       12.    MARKET DISRUPTION

       12.1   MARKET DISRUPTION

              If, in relation to an Advance, adequate and fair means do not (as a result of circumstances affecting the London interbank market generally) exist for ascertaining LIBOR, then:

              (a) the Agent shall promptly notify the Borrowers of such event; and

              (b) notwithstanding, such Advance shall be made and the amount of interest payable in respect of such Advance shall be determined in accordance with the following provisions of this Clause 12 (Market Disruption).

       12.2   ALTERNATIVE BASIS FOR AN OUTSTANDING ADVANCE

              The Agent shall, promptly after giving the notice referred to in Clause 12.1 (Market disruption), negotiate in good faith with the relevant Borrower with a view to agreeing an alternative basis for calculating the interest payable on the relevant Advance and any such alternative basis that is so agreed within 7 Business Days shall take effect in accordance with its terms and be binding on each Party.

       12.3   FAILURE TO AGREE ALTERNATIVE BASIS

              If no such alternative basis is agreed pursuant to Clause 12.2 (Alternative basis for an outstanding Advance), the relevant Borrower shall pay interest to the Agent for the account of each of the Banks on the amount of such Bank's participation in any such Advance at the rate per annum determined by the Agent to be the sum of the Margin, the Mandatory Cost in respect thereof at such time and the amount certified by such Bank as being the cost to such Bank (expressed as a rate per annum) of funding its participation in such Advance from whatever source it may reasonably select.

       12.4   DISRUPTION CEASES

              The Agent and the Banks agree that, once the circumstances referred to in Clause 12.1 (Market disruption) no longer exist, they will as soon as is practicable thereafter revert to the normal procedure under this Agreement for the determination of the rate of interest applicable to future Interest Periods.

       13.    INCREASED COSTS

       13.1   INCREASED COSTS

              (a) Subject to Clause 13.2 (Exceptions), EG shall forthwith on demand by a Finance Party pay to that Finance Party the amount of any increased cost incurred by it as a result of the introduction of, or any change in, any law or regulation (including any law or regulation relating to taxation, or reserve asset, special deposit, cash ratio, liquidity or capital adequacy requirements or any other form of banking or monetary control whether or not having the force of law but, if not having the force of law, with which persons to whom such requirement or control are intended to apply are accustomed to comply) provided that:


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                                      39

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                     (i)    if such Finance Party makes such demand more than 90
                            days after such Finance Party becomes aware of the circumstances giving rise to such claim, no payment shall be made under this Clause 13.1 (Increased costs) in respect of any period before such demand was made; and

                     (ii) no payment shall be made under this Clause 13.1 (Increased costs) in respect of any such increased cost incurred by a Holding Company of any Finance Party to the extent that such increased cost would not have been incurred by that Finance Party had it not been a Subsidiary of that Holding Company.

              (b)    In this Agreement "INCREASED COST" means:

                     (i) an additional cost incurred by a Finance Party or a Holding Company of such Finance Party as a result of the Finance Party having entered into, or performing, maintaining or funding its obligations under, this Agreement; or

                     (ii) that portion of an additional cost incurred by a Finance Party or a Holding Company of such Finance
                            Part in making, funding or maintaining all or any advances comprised in a class of advances formed by or including its participations in an Advance made or to be made under this Agreement as is attributable to it making, funding or maintaining those participations; or

                     (iii) a reduction in any amount payable to a Finance Party or a Holding Company of such Finance Party or the effective return to a Finance Party or a Holding Company of such Finance Party under this Agreement or on its capital; or

                     (iv) the amount of any payment made by a Finance Party or a Holding Company of such Finance Party, or the amount of any interest or other return foregone by a Finance Party or a Holding Company of such Finance Party, calculated by reference to any amount received or receivable by that Finance Party or a Holding Company of such Finance Party from any other Party under this Agreement.

       13.2   EXCEPTIONS

              Clause 13.1 (Increased costs) does not apply to any increased cost:

              (a)    compensated for by the payment of the Mandatory Cost;

              (b)    compensated for by the operation of Clause 11
                     (Withholdings); or

              (c) attributable to any change in the rate of tax on the overall net income of a Bank (or the overall net income of a division or branch of the Bank) imposed in the jurisdiction in which its principal office or Facility Office for the time being is situate.

       13.3   CERTIFICATE

              If any Finance Party intends to require EG to make any payment pursuant to Clause 13.1 (Increased costs), it shall deliver to the Agent a certificate specifying in reasonable detail the event by reason of which it is entitled to make such a claim, the amount of such claim and bases and computation of the claim whereupon the Agent shall notify EG thereof; provided that

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              nothing herein shall require any Finance Party to disclose any confidential information relating to the organization of its affairs.

       14.    ILLEGALITY

       14.1   ILLEGALITY

              If at any time it becomes unlawful, or contrary to any request from or requirement of any fiscal, monetary or other authority to or in relation to banks generally (whether or not having the force of law but, if not having the force of law, with which the persons to whom such request or requirement is intended to apply are accustomed to comply) for any Bank to make, fund or allow to remain outstanding all or any of the Advances made or to be made by it hereunder, then such Bank shall, promptly after becoming aware of the same, deliver to EG through the Agent a certificate to that effect and, unless such illegality is avoided in accordance with Clause 15 (Mitigation):

              (a) such Bank shall not thereafter be obliged to participate in any Advance and the amount of its Commitment shall be immediately reduced to zero; and/or

              (b) if the Agent on behalf of such Bank so requires, each Borrower shall on such date as the Agent shall have specified (being the latest date by which the relevant law requires the same be repaid), repay such Bank's participation in each outstanding Advance together with accrued interest thereon and pay all other amounts owing to such Bank in respect of its participation in the facility provided under this Agreement.

       14.2   APPLICATION

              Any repayment under Class14.1(b) (Illegality) shall be applied rateably against the Repayment Installments which remain due at the time of such repayment.

       15.    MITIGATION

              If, in respect of any Bank, circumstances arise which would or would upon the giving of notice result in:

              (a) the cancellation of its undrawn Commitment pursuant to Clause 14(b) (Illegality);

              (b) an increase in the amount of any payment to be made to such Bank or for its account pursuant to Clause 11.1 (Gross-up); or

              (c) a claim for payment pursuant to Clause 13.1 (Increased costs),

                     then, without in any way limiting, reducing or otherwise qualifying the rights of such Bank or the obligation or any Obligor under any of the Clauses referred to in (a), (b) or
                     (c) above, such Bank shall promptly upon becoming aware of the same notify the Agent thereof and, in consultation with the Agent and EG and to the extent that it can do so without prejudice to its own position, take such steps as shall be reasonable to mitigate the effects of such circumstances including the transfer of its Facility Office or the transfer of its rights and obligations hereunder to another financial institution acceptable to EG and willing to participate in the Facility provided under this Agreement, provided that such Bank shall be


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                     under no obligation to take any such action if, in the
                     reasonable opinion of such Bank, to do so would or might have any adverse effect upon its business, operations or financial condition.

       16.    GUARANTEE

       16.1   GUARANTEE

              Each Guarantor irrevocably, unconditionally, joint and severally:

              (a) as principal obligor guarantees to each Finance Party prompt performance by each Borrower of all its obligations under the Finance Documents;

              (b)    In this Agreement "INCREASED COST" means:

                     (i) an additional cost incurred by a Finance Party or a Holding Company of such Finance Party as a result of the Finance Party having entered into, or performing, maintaining or funding its obligations under, this Agreement; or

                     (ii) that portion of an additional cost incurred by a Finance Party or a Holding Company of such Finance
                            Part in making, funding or maintaining all or any advances comprised in a class of advances formed by or including its participations in an Advance made or to be made under this Agreement as is attributable to it making, funding or maintaining those participations; or

                     (iii) a reduction in any amount payable to a Finance Party or a Holding Company of such Finance Party or the effective return to a Finance Party or a Holding Company of such Finance Party under this Agreement or on its capital; or

                     (iv) the amount of any payment made by a Finance Party or a Holding Company of such Finance Party, or the amount of any interest or other return foregone by a Finance Party or a Holding Company of such Finance Party, calculated by reference to any amount received or receivable by that Finance Party or a Holding Company of such Finance Party from any other Party under this Agreement.

              (c) indemnifies each Finance Party on demand against any loss or liability suffered by it if any obligation guaranteed by that Guarantor is or becomes unenforceable, invalid or illegal.

       16.2   CONTINUING GUARANTEE

              (a) This guarantee is a continuing guarantee and will extend to the ultimate balance of all sums payable by the Borrowers under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

       16.3   REINSTATEMENT

              (a) Where any discharge (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of each Guarantor under this Clause 16 (Guarantee) shall continue as if the discharge or arrangement had not occurred.

              (b) Each Finance Party may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

       16.4   WAIVER OF DEFENCES

              The obligations of each Guarantor under this Clause 16 (Guarantee) will not be affected by an act, omission, matter or thing which, but for this provision, would reduce, release or prejudice any of its obligations under this Clause 17 (Guarantee) or prejudice or diminish those obligations in whole or in part, including (whether or not known to it or any Finance Party):

              (a) any time or waiver granted to, or composition with, any Borrower or other person;

              (b) the taking, variation, compromise, exchange, renewal release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Borrower or other person or any non-presentation or non-observance of any formality


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                     or other requirement in respect of any instrument or any
                     failure to realise the full value of any security;

              (c) any incapacity or lack of powers, authority or legal personality of or dissolution or change in the members or status of a Borrower or any other person;

              (d) any variation (however fundamental) or replacement of a Finance Document or any other document or security so that reference to that Finance Document in this Clause 16 (Guarantee) shall include each variation or replacement;

              (e) any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security, to the intent that each Guarantor's obligations under this Clause 16 (Guarantee) shall remain in full force and its guarantee be construed accordingly, as if there were no unenforceability, illegality or invalidity; or

              (f) any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of any Borrower under a Finance Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order so that each such obligation shall be for the purposes of the Guarantor's obligations under this Class 16 (Guarantee) be construed as if there were no such circumstance.

       16.5   IMMEDIATE RECOURSE

              Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this Clause 16 (Guarantee).

       16.6   APPROPRIATIONS

              Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

              (a) refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, r apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

              (b) hold in a suspense account any moneys received from any Guarantor or on account of any Guarantor's liability under this Clause 16 (Guarantee), without liability to pay interest on those moneys.

       16.7   NON-COMPETITION

              Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, no Guarantor shall, after a claim has been made or by virtue of any payment or performance by it under this Clause 16 (Guarantee):

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                                      43
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              (a)    be subrogated to any rights, security r moneys held,
                     received or receivable by any Finance Party (or any trustee or agent on its behalf) or be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of that Guarantor's liability under this Clause 16 (Guarantee);

              (b) claim, rank, prove or vote as a creditor of any Obligor or its estate in competition with any Finance Party (or any trustee or agent on its behalf); or

              (c) receive, claim or have the benefit of any payment, distribution or security from or on account of any Obligor, or exercise any right of set-off as against any Obligor.

              Each Guarantor shall hold in trust for and forthwith pay or transfer to the Agent for the Finance Parties any payment or distribution or benefit or security received by it contrary to this Clause 16.7.

       16.8   NON-COMPETITION

       17     REPRESENTATIONS AND WARRANTIES

       17.1   REPRESENTATIONS AND WARRANTIES

              Each Obligor makes the representations and warranties set out in this Clause 17 (Representations and warranties) to each Finance Party.

       17.2   STATUS

              It and EE are duly incorporated under the laws of England and Wales and have power and are able lawfully to own their respective property and assets and carry on their respective businesses, to execute and deliver this Agreement and to exercise their respective rights and perform their respective obligations hereunder and the transactions contemplated hereby and all corporate or other action required to be taken by each of them in order to authorise the execution and delivery by each of them of this Agreement and the performance by each of them of their respective obligations hereunder has been duly taken.

       17.3   LEGAL VALIDITY

       17.4   NON-CONTRAVENTION

              The execution and delivery by it of the Finance Documents and the Relevant Lease Documents to which it, EE, or any of them is a party and the performance by each of them of their respective obligations thereunder will not:

              (a) contravene any provision of any law, statute (including, without limitation, the Act), decree, rule, regulation or code of practice to which it or any of them or any of its or their assets or revenues is subject, or of any order, judgment, injunction, decree,

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                                    44
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                     resolution, determination or award of any court or any
                     judicial, administrative or governmental authority or organisation having applicability to it or any of them or any of its or their assets or revenues; or

              (b) result in an breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, bond, agreement or other instrument or obligation to which it or any of them is a party or by which it or any of them or any of its or their assets or revenues may be bound or affected; or

              (c) violate any provision of its or their constitutive documents.

       17.5   NO DEFAULT

              (a)    No Default has occurred which is continuing; and

              (b) no Event of Default or Potential Event of Default has occurred under the Guarantee and Indemnity which is continuing (as such terms are defined therein).

       17.6   CONSENT

              All consents, approvals, authorisations, exemptions, registrations and filings and all acts, conditions and things required to be obtained, done, fulfilled and performed in order to:

              (a) enable it and EE to enter into and exercise their respective rights and perform their respective obligations under each Finance Document and each Relevant Lease Document to which it or EE is party; and

              (b) make the Finance Documents and the Relevant Lease Documents legal, valid and binding and admissible in evidence in England and Wales have been obtained and are in full force and effect or have been done, fulfilled or performed (as the case may be).

       17.7   ACCOUNTS

              The last audited financial statements and the last consolidated audited financial statements prior to the date hereof for EE, and thereafter each of its most recently published audited financial statements and those of EG which, in the case of EG, will include consolidated financial statements of the Group, were each prepared under the historical cost convention as modified by and in accordance with accounting principles used by EE and EG and consistently applied from one period to the next (except as shown in those financial statements) which accounting principles shall, save as shown in those financial statements, be those generally accepted in the United Kingdom and give a true and fair view of its financial condition (or, as the case may be, the financial condition of the Group) as at the date as of which the same were prepared.

       17.8   NO MATERIAL ADVERSE EFFECT

              Save for the effect of the acquisition of The Energy Group PLC by T.U. Acquisitions PLC (notwithstanding that this acquisition may not have constituted a Material Adverse Effect),

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                                    45
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              since 30th September, 1997 there has been no change in the business, assets or condition of itself, or any member of the Group having a Material Adverse Effect.

       17.9   LITIGATION

              No action or proceeding of or before any court, administrative tribunal, government body or regulatory authority (including, without limitation, the Monopolies and Mergers Commission or the Office of Electricity Regulation) has been commenced, or (to the best of its knowledge) is threatened against any member of the Group which, in each case, has a Material Adverse Effect.

       17.10  INDEBTEDNESS

              Its Indebtedness under the Finance Documents to which it is a party will rank at least pari passu with all its other unsubordinated and unsecured Indebtedness with the exception of that which is preferred by operation of law.

       17.11  NO BREACH

              It is not in breach of or default under any agreement to which it is party or which is binding on it or any of its assets to an extent or in a manner which has a Material Adverse Effect.

       17.12  NO ENCUMBRANCE

              No Encumbrance exists over all or any of the present or future revenues or assets of any member of the Group, save for Permitted Encumbrances.

       17.13  OBLIGATION TO CREATE ENCUMBRANCE

              The execution of the Finance Documents, and the Relevant Lease Documents to which it or a Borrower is party and the exercise of their respective rights and performance of their respective obligations thereunder will not result in the existence or nor oblige it or any of them to create any Encumbrance over all or any of its or their present and future revenues or assets other than in favour of the Finance Parties, the banks party to the Transaction Documents as"Banks" and/or the Participants.

       17.14  LICENCES

              EMGL has been duly licensed to generate electricity and each of EGL and each Borrower has been duly licensed to conduct its business as presently conducted, no notice has been given to revoke the Generation Licence and no modification of or amendment to any of the terms or any Generation Licences has been made or proposed by the Secretary of State or any other person having a right to do so which has a Material Adverse Effect.

       17.15  NO CONTRAVENTION OF LICENCES

              EMGL is not in contravention of any term or condition of the Generation Licences or any requirement of the Act or any regulations made thereunder or any other statutory requirement or any final order or confirmed provisional order made under the Act or any undertaking given by it to the Director General or the Secretary of State in relation to the conduct of its business

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              as a generator, which contravention and/or any consequence thereof has a Material Adverse Effect.

       17.16  ELECTRICITY SUPPLY

              EE has been duly licensed by the Secretary of State as the Public Electricity Supplier (as defined in the Act) to supply electricity to any premises in the area designated in the PES Licence and is duly licensed to conduct its business as presently conducted and the PES license is in full force and effect and neither the Director General nor the Secretary of State has given notice to it to revoke the PES Licence.

       17.17  NO MODIFICATION OF PES LICENCE

              No modification or amendment of any of the terms of the PES Licence has been made or proposed by way of consultation with interested parties by the Director General or the Secretary of State pursuant to Section 11, 14 or 15 of the Act or in accordance with the conditions set out in the PES Licence which has a Material Adverse Effect.

       17.18  NO VARIATION OF AUTHORISED AREA

              No variation of the authorised area in respect of which the PES Licence has been granted has been made pursuant to Section 6(1)(c) of the Act which has a Material Adverse Effect.

       17.19  NO CONTRAVENTION OF PES LICENCE

              EE is not in contravention of any terms or condition of the PES Licence or any other licence or any requirement of the Act or any regulations made thereunder or any other statutory requirement or any final order or confirmed provisional order made under the Act or any undertaking given by it to the Director General or the Secretary of State in relation to the conduct of its business as a Public Electricity Supplier, which contravention and/or any consequence thereof has a Material Adverse Effect.

       17.20  ENVIRONMENTAL LAW

              There has been no non-compliance by any member of the Group with any applicable environmental or safety law applicable to it which has a Material Adverse Effect.

       17.21  MATERIAL LIABILITIES

              As at the end of the financial half-year ended 30th September, 1997 neither it nor EE had any material liabilities (contingent or other wise) which were not disclosed in the financial statements for the financial period then ended (or in the notes thereto) or reserved against therein nor were there at that date any material unrealised or anticipated losses arising from commitments entered into by it which were not so disclosed or reserved against.

       17.22  CONTINGENT LIABILITY

              The maximum aggregate contingent liability of EE in respect of all its indemnity obligations of the type referred to in sub-paragraph
              (vi) of the definition of "Borrowing" and "Borrowings" in Clause
              1.1 (Definitions) does not exceed (pound)1,000,000 and is unlikely to increase substantially in the foreseeable future.

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17.23  WHOLLY-OWNED SUBSIDIARY

       Each Borrower is a Wholly-owned Subsidiary of (a) EE. (b) a Holding Company of EE or (c) a company of which EE is a Wholly-owned Subsidiary.

17.24  BREACH OF DOCUMENTS

       No Obligor is in breach of. and is not aware that any other party is in breach of, any of the terms of any of the Finance Documents or any of the Relevant Lease Documents.

17.25  NO DISPUTE

       There is no dispute subsisting between any Obligor and any other party to any of the Finance Documents or any of the Relevant Lease Documents and no material amendments have been made to any thereof.

17.26  REPRESENTATIONS AND WARRANTIES IN THE GUARANTEE AND INDEMNITY

       The representations and warranties in the Guarantee and Indemnity are true and correct in all material respects.

17.27  TIMES FOR MAKING REPRESENTATIONS AND WARRANTIES

       The representations and warranties set out in this Clause 17 (Representations and warranties):

       (a)    (i)    in the case of an Obligor  which is a Party on the date of this Agreement, are made by that Obligor on the date; and

              (ii) in the case of an Obligor which becomes a Party after the date of this Agreement, will be deemed to be made by that Obligor on the date it becomes a Party; and

       (b) are deemed to be repeated by each Obligor on the date of each Request and the first day of each Interest Period with reference to the facts and circumstances then existing other than in the case of any representation and warranty as to each Obligor's or the Group's audited financial statements where such representation and warranty shall be read and construed as referring to its and the Group's then most resent audited financial statements, including notes thereto.

18.    UNDERTAKINGS

18.1   UNDERTAKINGS

       Each of the Obligors undertakes to each Finance Party (such undertakings to commence on the date of this Agreement and to remain in force for so long as any amount may be outstanding under this Agreement or any Commitment is in force) that it will:

       (a) as soon as the same become available, but in any event within 180 days after the end of each of its financial years, deliver to the Agent in sufficient copies for the Banks, its audited financial statements (and in the case of EG its audited consolidated financial

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              statements and the audited financial statements and the
              audited financial statements of EE) which shall in all cases include a balance sheet, profit and loss account, cash flow statement and the notes to such statements;

       (b) in the case of the Guarantors, as soon as the same become available, but in any event within 90 days after the end of the first six-month period of each financial year, deliver to the Agent in sufficient copies for the Banks, any interim financial statements which may be required to be published by for such six-month period and, together with such accounts and the accounts in paragraph (a) above, a certificate signed by two directors of EG setting out in reasonable detail computations establishing compliance with paragraphs (y) and (bb) below;

       (c) as soon as the same become available, but in any event within 60 days after the end of the relevant six-month period, deliver to the Agent in sufficient copies for the Banks, Consolidated Management Accounts for the accounting period ending on 30th September, 1998 and each successive six-month period thereafter and in the form previously approved by the Agent (acting in accordance with the instructions of the Majority Banks) or such other form as may be approved by the Agent (acting in accordance with the instructions of the Majority Banks) (in each case, such approval not to be unreasonably withheld or delayed) and shall promptly provide the Agent in sufficient numbers to distribute as aforesaid with such explanatory notes and commentary in relation to such Consolidated Management Accounts as the Agent (acting in accordance with the instructions of the Majority Banks), may reasonably request;

       (d) ensure or procure that each set of financial statements delivered by it in respect of itself, or EE pursuant to paragraphs (a), (b) and (c) above:

              (i) is prepared under the historical cost convention, as modified (and, to the extent that the basis of such modification is not set out in such financial statements, is accompanied by notes and explanation of such basis) by and in accordance with accounting principles used by the relevant reporting entity and consistently applied from one period to the next (except as shown in those financial statements) and which accounting principles shall, save as shown in those financial statements, be those generally accepted in the United Kingdom and, in the case of paragraph (a) above, audited by auditors reasonably acceptable to the Agent (acting in accordance with the instructions of the Majority Banks); and

              (ii) is certified by a duly authorized officer of the relevant member of the Group or the relevant Obligor, as the case may be, as giving a true and fair view of its financial condition (and, in the case of EG, the financial condition of the Group) as at the end of the period to which those financial statements relate and of the results of its (or, as the case may be, the Group's) operations during such period;

       (e) supply to the Agent, in sufficient copies for the Banks, in the case of each of the Guarantors, all information and circulars from time to time distributed by it to its shareholders at the same time as they are supplied to such shareholders and, in the case of each Borrower, such information and circulars which might reasonably be expected

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                                      49
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              to be material to the interests of the Agent or the Banks, and will supply to the Agent, in sufficient copies for the Banks, such information concerning its business, operations and financial condition and that of its Subsidiary Undertakings (if any) as the Agent may from time to time reasonably request (acting on the reasonable instructions of any Bank);

       (f) inform the Agent within 2 Business Days of the occurrence of any Default (as defined herein) or any Event of Default or Potential Event of Default (as defined in the Guarantee and Indemnity) and, upon receipt of a request to that effect from the Agent, confirm to the Agent and the Banks that, save as previously notified to the Agent or as notified in such confirmation, no Default (as defined herein) or any Event of Default or Potential Event of Default (as defined in the Guarantee and Indemnity) has occurred which is continuing;

       (g) obtain and comply with and do all that is necessary to maintain in full force and effect all consents, authorizations, approvals and licenses required by law or regulation to enable it to enter into and perform its obligations under the Finance Documents, the Transaction Documents and the Relevant Lease Documents to which it is a party or to ensure their legality, validity or admissibility in evidence;

       (h) not, and will procure that no other member of the Group will, (either in a single transaction or in a series of transactions, whether related or not) sell, convey, transfer or otherwise dispose of:

              (a)    any shares in EE or in any Principal Subsidiary;

              (b)    any loans to or other claims on EE; or

              (c) the whole or a substantial part of the undertaking or assets of the Distribution Business or the Generation Business, other than on commercial terms.

              This restriction will not apply (x) with respect to sub-paragraph
              (c) to (i) the expenditure or application of cash, or (ii) any disposal where the net book value of the assets disposed of, when aggregated with the net book value of any other assets forming part of the Distribution Business or the Generation Business disposed of otherwise than on commercial terms in the same financial year of each of the Guarantors, in the case of EE, does not exceed 10 percent. of the Distribution Business Tangible Net Worth or, in the case of EGL or EMGL, does not exceed 10 percent. of the Generation Business Tangible Net Worth (as the case may be) at the end of the previous financial year or (y) with respect to sub-paragraphs (a), insofar as it refers to Principal Subsidiaries other than EE and (c) to a disposal made by any member of the Group to another member of the Group;

       (i) not, and will procure that none of its Subsidiaries shall, create or permit to subsist any Encumbrance (other than Permitted Encumbrances) upon the whole or any part of its present or future revenues or assets;

       (j) ensure that its Indebtedness under the Finance Documents to which it is a party will rank at least pari passu with all its other unsubordinated and unsecured Indebtedness with the exception of that preferred by operation) of law;

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                                       50
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       (k)    not, and will procure that none of its Subsidiaries shall, give any guarantee, indemnity or other legally binding assurance against loss to any person in respect of the obligations of any of EG's shareholders direct or indirect;

       (1) duly perform its obligations under the Finance Documents, the Transaction Documents and the Relevant Lease Documents at the time and in the manner specified therein and not take any action or omit to do so which might reasonably be expected to result in the forfeiture of the Head Leases or which has a Material Adverse Effect;

       (m) promptly notify the Agent if it becomes aware that a Head Landlord or any other party is in breach of any of its obligations under any of the Relevant Lease Documents;

       (n) promptly notify the Agent if it becomes aware that any of the Relevant Lease Documents is not, or ceases to be, binding on or enforceable against any party thereto;

       (o) duly exercise and take all steps available to it to enforce all of its rights under each of the Relevant Lease Documents to the extent that any failure so to do would have a Material Adverse Effect;

       (p) save as may be permitted hereunder, not, without the prior consent of the Agent vary, amend, modify, terminate, cancel (or purport to give notice to do any of the same) any of the Finance Documents or the Relevant Lease Documents to which it is a party (or any provision of any of the same), provided that the Agent shall not unreasonably withhold its consent where such variation, amendment, modification, termination or cancellation could not reasonably be expected to be material to the interests of the Agent or the Banks;

       (q) promptly notify the Agent of its receipt of any notice or communication under or in respect of the Head Leases which might reasonably be expected to be material to the interests of the Agent or the Banks and provide the Agent with a copy thereof;

       (r) supply to the Agent, promptly following the request of the Agent from time to time, such documentary and other information as the Agent may reasonably request for the purposes of syndicating the facilities provided under this Agreement;

       (s) in so far as is necessary to prevent a Material Adverse Effect, take and, in the case of EG, procure that EE takes, all appropriate steps efficiently to perform and discharge its duties and functions in accordance with the provisions of the Act, the terms and conditions of the PES Licence, the provisions of any final order or confirmed provisional order made under the Act and all undertakings (if any) given to the Director General and/or the Secretary of State, in respect of the matters referred to in
              Section 25(5) of the Act;

       (t) promptly inform the Agent of any material undertaking given by any member of the Group to the Director General and/or the Secretary of State;

       (u) forthwith upon receipt of the same, deliver to the Agent in sufficient copies for the Banks, copies of all notices or orders served on any member of the Group by the Director General or the Secretary of State in exercise of the powers conferred on him by

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              the Act and keep the Agent informed of any references to the
              Monopolies and Mergers Commission or the exercise or purported exercise by the Secretary of State or the Director General of the powers conferred on him by the Fair Trading Act 1973, the Competition Act 1980 and/or Section 12 of the Act;

       (v) not, without the prior written consent of the Agent (acting on the instructions of the Majority Banks), dispose of, deal with, sublease, licence, let, assign or agree to the assignment of or part with or share possession of or create any Encumbrance over the assets comprised in the Properties necessary for the generation of electricity or the Quota Rights other than pursuant to the Relevant Lease Documents in a manner consistent with the covenants on the part of EMPL contained in the Assignment;

       (w) not relinquish or forfeit any of its rights under any of the Relevant Lease Documents;

       (x) in the case of EG, procure that EE will not consent to any revocation of the PES Licence (except where a public electricity supply licence is granted to a member of the Group in its place) or to any material modification or amendment to or restriction in the terms and conditions of the PES Licence if such revocation, modification, amendment or restriction ought to have a Material Adverse Effect;

       (y) in the case of EG, subject to Clause 18.3 (Windfall Tax), ensure that the ratio of Consolidated Profits Before Interest and Tax to Consolidated Interest for each period set out below is not less than 2:1:

                    -----------------------------------
                     PERIOD

                     1.4.96           to       31.3.97

                     1.4.96           to       30.9.97

                     1.4.96           to       31.3.98

                     1.4.96           to       30.9.98

                     1.4.96           to       31.3.99

                     And the three-year period ending
                     on each 31 March and 30
                     September thereafter;
                    -------------------------------------



       (z) in the case of EG, procure that EE will not enter into or engage in any business or activity other than the Supply Business, the Second-Tier Supply Business or the Distribution Business, other than any business or activity the aggregate turnover of which does not in any financial year exceed 5 per cent. of the aggregate turnover of the Supply Business. the Second-Tier Supply Business and the Distribution Business (excluding the turnover on transactions which the Supply Business, the Second-Tier Supply Business and the Distribution Business make with each other) in the immediately preceding financial year;

       (aa) in the case of EG, procure that EE will not have outstanding at any one time any loans to (other than short-term deposits or any deposits with any institution authorised under the Banking Act 1987, the Building Societies Act 1986 or any European Authorised

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              Institution as defined in the Banking Act 1987) or investments in any person other than a member of the Group in excess of an aggregate of (pound)5 million;

       (bb)   in the case of EG, to procure that:

              (i) the Adjusted Consolidated Tangible Net Worth is not, at any time, less than (pound)800,000,000; and

              (ii) Total Consolidated Net Borrowings do not, at any time, exceed 150% of Adjusted Consolidated Tangible Net Worth;

       (cc) in the case of EG, ensure at all times that EE has sufficient working capital to finance the performance and discharge of its duties as a Public Electricity Supplier in accordance with the provisions of the Act and the terms and conditions of the PES Licence,

       (dd) comply and procure that each other member of the Group will, comply with any environmental or safety laws applicable to it where failure to do so has a Material Adverse Effect;

       (ee) in the case of each Guarantor, not, and shall procure that none of its Subsidiaries shall:

              (i) give any guarantee, indemnity or other legally binding assurance against loss to any person in respect of the obligations of any Relevant Person, or

              (ii) enter into any transaction under which (or do anything as a result of or by which) cash or other assets are transferred by or from it to any Relevant Person provided that this sub-paragraph (ii) shall not prohibit:

                     (A) the declaration or payment of any lawful dividends or other distributions or the provision of loans, deposits or other credit but excluding guarantees or indemnities entered into in favour of or in respect of the indebtedness of any Relevant Person; or

                     (B) anything done pursuant to a transaction entered into on terms no more onerous to EG (or the relevant Subsidiary) than a transaction entered in to on an arm's length basis on normal commercial terms;

       (ff) in the case of EG, procure that EMGL or any member of the Group from time to time licensed to carry on the Generation Business will not consent to any revocation of the Generation Licence (except where a Generation Licence is granted to a member of the Group in its place) or to any material modification or amendment to or restriction in the terms and conditions of the Generation Licence if such revocation, modification, amendment or restriction ought to have a Material Adverse Effect;

       (gg) in the case of EG, procure that EMGL shall pay the Rents on the First Rent Day and each succeeding Remaining Rent Day provided that if any such day shall not be a Business Day, EMGL shall make such payment on the preceding Business Day; and

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       (hh)   procure that EE will insure and maintain insurance to the
              reasonable satisfaction of the Agent (acting in accordance with the instructions of the Majority Banks) in respect of property damage, third party liability and such other risks in respect of its business and assets in accordance with good industry practice.

18.2   CHANGE IN ACCOUNTING

Each Obligor and the Agent hereby undertake that, in the event that:

       (a) there is a change in the manner in which any Obligor's financial statements (and, in the case of EG, its consolidated financial statements) are prepared or in the accounting principles or standards applied in the preparation of those accounts; and

       (b) such change affects the amounts utilised for the purposes of determining whether or not an Obligor has complied with the covenants contained in this Clause 18,

       they will agree to renegotiate each of the covenants affected by such change with a view to putting in place covenants that fairly reflect that change. In the event that the Obligors and the Agent (acting in accordance with the instructions of the Majority Banks) fail to agree on the revised terms of the covenants within 5 Business Days, the matter may be referred by either party to an independent firm of chartered accountants agreed by the Obligors and the Agent (acting in accordance with the instructions of the Majority Banks) or, in default of agreement within ten Business Days after the expiry of the previous 5 Business Day period, to an independent firm of chartered accountants nominated by the President for the time being of the Institute of Chartered Accountants in England and Wales, on the application of the relevant Obligor or the Agent (acting in accordance with the instructions of the Majority Banks) and in either case at the expense of the Obligors. The firm so agreed or nominated shall act as expert and not as an arbitrator, shall provide its decision within 30 days of its appointment and its decision concerning the revised terms of the covenants will, in the absence of fraud or manifest error, be final and binding.

18.3   WINDFALL TAX

       If the ratio of Consolidated Profits Before Interest and Tax to Consolidated Interest for any period set out in Clause 18.1 (y) is less than 2:1 due to the payment or proper accrual of any exceptional, special or windfall tax or levy, then. notwithstanding the provisions of Clause 19.1(b), no Event of Default shall occur as a result thereof except as provided in this clause. The Obligors and the Agent (acting in accordance with the instructions of the Majority Banks) shall consult for a period not exceeding 30 days with a view to agreeing a revised basis for calculation of the ratio or a revised ratio. The failure to agree a basis for such calculation or a revised ratio by the end of that 30-day period shall constitute an Event of Default under Clause 19.1(b) which, for the purposes of that clause shall not be capable of remedy.

18.4   SHARE CAPITAL OF EMPL AND EMGL

       EG undertakes that it will remain either the direct or the indirect legal and beneficial owner of the entire issued share capital of EE, EMPL and EMGL free of all Encumbrances.

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18.5   UNDERTAKINGS OF EASTERN ELECTRICITY PLC

       Eastern Electricity plc undertakes to each Finance Party (such undertaking to commence on the date of this Agreement and to remain in force for so long as any amount may be outstanding under this Agreement or any Commitment is in force) that it will:

       (a) insure and maintain insurance to the reasonable satisfaction of the Agent (acting in accordance with the instructions of the Majority Banks) in respect of property damage, third party liability and such other risks in respect of its business and assets in accordance with good industry practice;

       (b) not enter into or engage in any business or activity other than the Supply Business, the Second-Tier Supply Business or the Distribution Business, other than any business or activity the aggregate turnover of which does not in any financial year exceed 5% of the aggregate turnover of the Supply Business, the Second-Tier Supply Business and the Distribution Business (excluding turnover on transactions which the Supply Business, the Second-Tier Supply Business aid the Distribution Business make with each other) in the immediately preceding financial year; and

       (c) not have outstanding at any one time any loans to (other than short-term deposits or any deposits with any institution authorised under the Banking Act 1987, the Building Societies Act 1986 or any European Authorised Institution as defined in the Banking Act 1987) or investments in any person other than a member of the Group in excess of an aggregate of (pound)5 million.

19.    DEFAULT

19.1   EVENTS OF DEFAULT

       Each of the events set out below is an Event of Default (whether or not caused by any reason whatsoever outside the control of any Obligor or of any other person):

       (a) any of the Obligors fails to pay any sum due from it under any Finance Document to which it is a party, in the currency and in the manner specified therein, within 5 Business Days after the date on which such sum falls due or;

       (b) or any of the Obligors or EE fails to perform or observe any other obligation binding on it under any of the Finance Documents to which it is a party and such default is (if capable of remedy) not remedied within 28 days after the Agent (acting in accordance with the instructions of the Majority Banks) has given written notice to the Obligors or EE. as the case may be, of such default or

       (c) any representation or warranty when made or repeated by any of the Obligors herein or in any Request delivered hereunder is or proves to be incorrect or misleading in any material respect when made or deemed to be made and as if made or deemed to be made by reference to the then prevailing facts and circumstances; or;

       (d) any corporate action or other steps are taken or (save for frivolous or vexatious or other proceedings which the Guarantors demonstrate and continue to demonstrate to the satisfaction of the Agent (acting in accordance with the instructions of the Majority Banks) are being contested in good faith and by appropriate action in a manner

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              consistent with legal advice until they are stayed or
              withdrawn) legal proceedings are started for the liquidation, winding-up, dissolution, administration, re-organisation or amalgamation of any of the Obligors, any Principal Subsidiary or for the appointment of a receiver, trustee or similar officer of any of the Obligors or any Principal Subsidiary or of any or all of a material part of its assets and revenues (except, in the case of a Principal Subsidiary of EE (other than a Borrower) for (i) the purpose of and followed by an amalgamation or re-organisation, the terms of which have first been approved by the Agent in writing (acting in accordance with the instructions of the Majority Banks) or (ii) a voluntary solvent winding-up in connection with the transfer of the business, undertaking and assets of such Principal Subsidiary to another member of the Group); or

       (e) any of the Obligors or any Principal Subsidiary is unable or admits in writing its inability to pay its debts as they fall due or commences negotiations with a view to, or takes any proceedings under any law for, a readjustment, rescheduling or deferment of all or any of its obligations or proposes, makes or enters into a general assignment, arrangement or composition with or for the benefit of its creditors; or

       (f) any Borrowings of any of the Obligors, any T.U. Company or any Principal Subsidiary in an aggregate amount exceeding whichever is the greater of (pound)20,000,000 and 2 per cent. of Consolidated Tangible Net Worth (or its equivalent in any other currency) (i) are not paid when due or within any applicable grace period in any agreement or instrument relating to such Borrowings or (ii) become due and payable, or capable of being declared due and payable, before their normal or agreed maturity; or

       (g) any execution or distress is levied against, or an encumbrancer takes possession of, the whole or any material part of the property, undertaking or assets of any Obligor or any Principal Subsidiary and is not discharged within 28 days; or

       (h) EE or EGL or, if appropriate, any other relevant member of the Group ceases, or threatens to cease, to carry on the Distribution Business or, as the case may be, the Generation Business; or

       (i) The Secretary of State or any person with the ability to do so gives notice in writing of the revocation of the PES Licence or the Generation Licence for any reason or the PES Licence or the Generation Licence ceases to be in full force and effect in any material respect except where, in respect of the PES Licence, a public electricity supply licence, or in respect of the Generation Licence, an electricity generating licence, is granted to a member of the Group in its place, which member shall, in respect of any such electricity generating licence, have the right to operate the generating assets comprised in the Properties; or

       (j) any of the provisions of the Act detailing the rights. powers, authorities, obligations and duties of the Secretary of State or the Director General, or the manner in or time at which the same are to be exercised, are repealed or amended or any change is made in the statutory or regulatory requirements applicable to the Distribution Business or the Generation Business or any new statutory or regulatory requirements are imposed on it which in any case has a Material Adverse Effect; or

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                                      56
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       (k)    any modification (including, without limitation, a modification of the authorised area designated in Schedule 1 to the PES License as originally granted or Condition 27 of the PES Licence) is made to the terms and condition of the PES Licence, the Generation Licence or any other licence and such modification has a Material Adverse Effect; or

       (l) EE or the holder for the time being of the Generation Licence ceases to be a party to the Pooling and Settlement Agreement save where another member of the Group which is for the time being a licensee the PES Licence or the Generation Licence, as the case may be, becomes a party in its place; or

       (m) at any time after the date hereof, all or a majority of the issued shares of any Obligor or the whole or any material part of the assets or revenues of the Distribution Business or the Generation Business are seized, nationalised. expropriated or compulsorily acquired by or under the authority of the United Kingdom government or any other person having the ability so to do (including, without limitation, any supra-national organisation); or

       (n) at any time it becomes unlawful for any Obligor to perform or comply with any or all of its material obligations under any Finance Document to which it is a party or any Finance Document shall at any time be invalid or unenforceable or for any reason cease to be in full force and effect; or

       (o) at any time after the date hereof there is a change in the financial condition of a Borrower, or either Guarantor which has a Material Adverse Effect; or

       (p) at any time a Borrower, EMPL or EMGL ceases to be a Subsidiary of EG; or

       (q)    at any time the Head Landlord serves a demand on EMPL under Clause
              3.2 of the National Power PLC Head Lease save where EMPL demonstrates to the reasonable satisfaction of the Agent (acting in accordance with the instructions of the Majority Banks) within five Business Days following the service of that demand that that demand is frivolous or vexatious or has otherwise been wrongfully made; or

       (r)    at any time:

              (i) T. U. Acquisitions PLC ceases to be a Wholly-owned Subsidiary of T. U. Finance (No, 2) Limited; or

              (ii) T. U. Finance (No. 2) Limited ceases to be a Wholly-owned Subsidiary of Texas Utilities Company (other than as permitted by paragraph (iii) below) and at least a 90% owned direct Subsidiary of T. U. Finance (No. 1) Limited; or

              (iii) less than 100% (until 19th May, 1991) or 75% (until 19th May, 2000) or 60% (thereafter) of the equity share capital of T. U. Finance (No. 1) Limited is held by Texas Utilities Company (directly or indirectly) at any time; or

              (iv) EE or any other Licensee ceases to be a Wholly-owned Subsidiary of EG; or

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                                      57
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              (v)    EG ceases to be a direct or indirect Wholly-owned
                     Subsidiary of T.U. Acquisitions PLC or Texas Utilities Company; or

              (vi)   there is a Change in Control of Texas Utilities Company; or

       (s) the occurrence of an Event of Default or Potential Event of Default under the Guarantee and Indemnity (as such terms are defined therein).

19.2   ACCELERATION

       On and at any time after the occurrence of an Event of Default the Agent may, and shall if so directed by the Majority Banks, by notice to EG:

       (a)    cancel the Total Commitments; and/or

       (b) demand that all or part of the Advances, together with accrued interest and all other amounts accrued under this Agreement be immediately due and payable, whereupon they shall become immediately due and payable; and/or

       (c) demand that all or part of the Advances be payable on demand, whereupon they shall immediately become payable on demand.

20.    THE AGENT AND THE ARRANGERS

20.1   APPOINTMENT AND DUTIES OF THE AGENT

       Each Finance Party (other than the Agent) irrevocably appoints the Agent to act as its agent under and in connection with the Finance Documents, and irrevocably authorises the Agent on its behalf to perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Finance Documents. together with any other incidental rights, powers and discretions. The Agent has only those duties which are expressly specified in this Agreement, and those duties are solely of a mechanical and administrative nature.

20.2   ROLE OF THE ARRANGERS

       Except as specifically provided in this Agreement. the Arrangers and the Co-Arrangers have no obligations of any kind to any other Party under or in connection with any Finance Document.

20.3   RELATIONSHIP

       The relationship between the Agent and the other Finance Parties is that of agent and principal only. Nothing in this Agreement constitutes the Agent as trustee or fiduciary for any other Party or any other person and the Agent need not hold in trust any moneys paid to it for a Party or be liable to account for interest on those moneys.

20.4   MAJORITY BANKS' DIRECTIONS

       The Agent will be fully protected if it acts in accordance with the instructions of the Majority Banks in connection with the exercise of any right, power or discretion or any matter not expressly provided for in this Agreement. Any such instructions given by the Majority Banks will be

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       binding on all the Banks. In the absence of such instructions, the Agent may act as it considers to be in the best interests of all the Banks.

20.5   DELEGATION

       The Agent may act under the Finance Documents through its personnel and agents.

20.6   RESPONSIBILITY FOR DOCUMENTATION

       Neither the Agent nor any Arranger is responsible to any other Party for:

       (a) the execution, genuineness, validity, enforceability or sufficiency of any Finance Document or any other document;

       (b)    the collectability of amounts payable under any Finance Document;
              or

       (c) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document.

20.7   DEFAULT

(a) The Agent is not obliged to monitor or enquire as to whether or not a Default has occurred. The Agent will not be deemed to have knowledge of the occurrence of a Default. However, if the Agent receives notice from a Party referring to this Agreement, describing the Default and stating that the event is a Default, it shall promptly notify the Banks.

(b) The Agent may require the receipt of security satisfactory to it, whether by way of payment in advance or otherwise, against any liability or loss which it will or may incur in taking any proceedings or action arising out of or in connection with any Finance Document before it commences those proceedings or takes that action.

20.8   EXONERATION

(a) Without limiting paragraph (b) below, the Agent will not be liable to any other Party for any action taken or not taken by it under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct.

(b) No Party may take any proceedings against any officer, employee or agent of the Agent in respect of any claim it might have against the Agent or in respect of any act or omission of any kind (including gross negligence or wilful misconduct) by that officer, employee or agent in relation to any Finance Document.

20.9   RELIANCE

The Agent may:

       (a) rely on any notice or document believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person;

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       (b)    rely on any statement made by a director or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify; and

       (c) engage, pay for and rely on legal or other professional advisers selected by it (including those in the Agent's employment and those representing a Party other than the Agent).

20.10  CREDIT APPROVAL AND APPRAISAL

       Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Bank confirms that it:

       (a) has made its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Agent or the Arrangers or the Co-Arrangers in connection with any Finance Document; and

       (b) will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities while any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

20.11  INFORMATION

(a) The Agent shall promptly forward to the person concerned the original or a copy of any document which is delivered to the Agent by a Party for that person.

(b) The Agent shall promptly supply a Bank with a copy of each document received by the Agent under Clause 4 (Conditions Precedent) upon the request and at the expense of that Bank.

(c) Except where this Agreement specifically provides otherwise, the Agent is not obliged to review or check the accuracy or completeness of any document it forwards to another Party.

(d)    Except as provided above, the Agent has no duty:

       (i) either initially or on a continuing basis to provide any Bank with any credit or other information concerning the financial condition or affairs of any Obligor or any related entity of any Obligor whether coming into its possession before, on or after the date of this Agreement; or

       (ii) unless specifically requested to do so by a Bank in accordance with this Agreement, to request any certificates or other documents from any Obligor.

20.12  THE AGENT AND THE ARRANGERS INDIVIDUALLY

(a) If it is also a Bank, each of the Agent and each Arranger has the same rights and powers under this Agreement as any other Bank and may exercise those rights and powers as though it were not the Agent or an Arranger.

(b)    Each of the Agent and each Arranger may:

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       (i)    carry on any business with an Obligor or its related entities;

       (ii) act as agent or trustee for, or in relation to any financing involving, an Obligor or its related entities; and

       (iii) retain any profits or remuneration in connection with its activities under this Agreement or in relation to any of the foregoing.

20.13  INDEMNITIES

(a) Without limiting the liability of any Obligor under the Finance Documents, each Bank shall forthwith on demand indemnify the Agent for its proportion of any liability or loss incurred by the Agent in any way relating to or arising out of its acting as the Agent, except to the extent that the liability or loss arises directly from the Agent's gross negligence or wilful misconduct.

(b) A Bank's proportion of the liability set out in paragraph (a) above will be the proportion which its participation in the Advances (if any) bears to all the Advances on the date of the demand. If, however, there are no Advances outstanding on the date of demand, then the proportion will be the proportion which its Commitment bears to the Total Commitments at the date of demand or, if the Total Commitments have then been cancelled, bore to the Total Commitments immediately before being cancelled.

(c) EG shall forthwith on demand reimburse each Bank for any payment made by it under paragraph (a) above.

20.14  COMPLIANCE

(a) The Agent may refrain from doing anything which might, in its opinion, constitute a breach of any law or regulation or be otherwise actionable at the suit of any person, and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation of any jurisdiction.

(b) Without limiting paragraph (a) above, the Agent need not disclose any information relating to any Obligor or any of its related entities if the disclosure might, in the opinion of the Agent, constitute a breach of any law or regulation or any duty of secrecy or confidentiality or be otherwise actionable at the suit of any person.

20.15  RESIGNATION OF THE AGENT

(a) Notwithstanding its irrevocable appointment, the Agent may resign by giving notice to the Banks and EG. in which case the Agent may forthwith appoint one of its Affiliates as successor Agent or, failing that, the Majority Banks may appoint a successor Agent

(b) If the appointment of a successor Agent is to be made by the Majority Banks but they have not, within 30 days after notice of resignation, appointed a successor Agent which accepts the appointment, the Agent may appoint a successor Agent.

(c) The resignation of the Agent and the appointment of any successor Agent will both become effective only upon the successor Agent notifying all the Parties that it accepts its appointment.

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       On giving the notification, the successor Agent will succeed to the position of the Agent and the term "AGENT" will mean the successor Agent.

(d) The retiring Agent shall, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as the Agent under this Agreement.

(e) Upon its resignation becoming effective, this Clause 20 (The Agent and the Arrangers) shall continue to benefit the retiring Agent in respect of any action taken or not taken by it under or in connection with the Finance Documents while it was the Agent, and, subject to paragraph (d) above, it shall have no further obligations under any Finance Document.

(f) if required to do so by the Majority Banks, the Agent shall resign in accordance with paragraph (a) above. However, in this event the Agent is not entitled to appoint one of its Affiliates as successor.

20.16  BANKS

(a) The Agent may treat each Bank as a Bank, entitled to payments under this Agreement and as acting through its Facility Office(s) until it has received not less than 5 Business Days' prior notice from that Bank to the contrary.

(b) Each Bank, on the date on which it becomes a party to this Agreement, represents to the Agent and the Borrowers that it is:

       (i)    a Qualifying Lender and either:

              (A) not resident in the United Kingdom for United Kingdom tax purposes; or

              (B) a "bank" as defined in section 840A of the Income and Corporation Taxes Act 1988 and resident in the United Kingdom; and

       (ii) beneficially entitled to the principal and interest payable by the Agent to it under this Agreement,

       and shall forthwith notify the Agent and the Borrowers if either representation ceases to be correct.

(c) The Agent may at any time, and shall if requested to do so by the Majority Banks, convene a meeting of the Banks.

21.    VAT ON FEES

       Any fee referred to in the Supplemental Agreement is exclusive of any value added tax or any other tax which might be chargeable in connection with that fee. If any value added tax or other tax is so chargeable, it shall (subject to the receipt of a valid value added tax invoice in respect of the relevant supply) be paid by EG at the same time as it pays the relevant fee.

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22.    EXPENSES

22.1   INITIAL AND SPECIAL COSTS

       EG shall forthwith on demand pay the Agent and the Arrangers the amount of all costs and expenses (including reasonable legal fees) incurred by any of them in connection with:

       (a)    the negotiation, preparation, printing and execution of:

              (i) this Agreement and any other documents referred to in this Agreement; and

              (ii) any other Finance Document (other than a Novation Certificate) executed after the date of this Agreement;

       (b) any amendment, waiver, consent or suspension of rights (or any proposal for any of the foregoing) requested by or on behalf of an Obligor and relating to a Finance Document or a document referred to in any Finance Document; and

       (c) any other matter, not of an ordinary administrative nature, arising out of or in connection with a Finance Document.

22.2   ENFORCEMENT COSTS

       EG shall forthwith on demand pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by it:

       (a) in connection with the enforcement of, or the preservation of any rights under, any Finance Document; or

       (b)    in investigating any possible Default.

23.    STAMP DUTIES

       EG shall pay and forthwith on demand indemnify each Finance Party against any liability it incurs in respect of, any stamp, registration and similar tax which is or becomes payable in connection with the entry into, performance or enforcement of any Finance Document.

24.    INDEMNITIES

24.1   CURRENCY INDEMNITY

(a) If a Finance Party receives an amount in respect of an Obligor's liability under the Finance Documents or if that liability is converted into a claim, proof, judgment or order in a currency other than the currency (the "CONTRACTUAL CURRENCY") in which the amount is expressed to be payable under the relevant Finance Document:

       (i) that Obligor shall indemnify that Finance Party as an independent obligation against any loss or liability arising out of or as a result of the conversion;

       (ii) if the amount received by that Finance Party, when converted into the contractual currency at a market rate in the usual course of its business is less than the amount

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              owed in the contractual currency, the Obligor concerned shall forthwith on demand pay to that Finance Party an amount in the contractual currency equal to the deficit; and

       (iii) the Obligor shall pay to the Finance Party concerned forthwith on demand any exchange costs and taxes payable in connection with any such conversion.

(b) Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency other than that in which it is expressed to be payable.

24.2   OTHER INDEMNITIES

       EG shall forthwith on demand indemnify each Finance Party against any loss or liability which that Finance Party incurs as a consequence of:

       (a)    the occurrence of any Default;

       (b) the operation of Clause 19.2 (Acceleration) or Clause 30 (Pro rata sharing);

       (c) any payment of principal or an overdue amount being received from any source otherwise than on the last day of a relevant Interest Period or Designated Interest Period (as defined in Clause 9.3 (Default interest)) relative to the amount so received; or

       (d) (other than by reason of negligence or default by a Finance Party) an Advance not being made after the Borrower has delivered a Drawdown Request or an Advance (or part of an Advance) not being prepaid in accordance with a notice of prepayment.

       EG's liability in each case includes any loss of margin or other loss or expense on account of funds borrowed, contracted for or utilised to fund any amount payable under any Finance Document, any amount repaid or prepaid or any Advance.

24.3   ENVIRONMENTAL INDEMNITY

       Each of the Guarantors as principal obligor hereby jointly and severally agrees irrevocably and unconditionally to indemnify the Agent and each Bank in full, (after deducting the proceeds of any insurance relating to liabilities associated with the ownership or occupation of any Property, received by that Bank) on receipt of a demand served upon each Guarantor in writing, on an after tax basis, against all liabilities (including without limitation any property liabilities), losses, claims and costs, charges and expenses reasonably incurred to which it may be subject or which it may incur, in each case, by reason or in respect of that Bank being or becoming liable as, or to perform or observe any obligation of, an occupier or owner of any Property or as a result of its participation in the Finance Documents and against all liabilities, losses, claims and costs, charges and expenses relating to or in connection with liabilities for environmental damage or infringement of environmental laws in relation to the Properties.

24.4   SURVIVAL

       The indemnities given under this Clause 24 shall continue in full force and effect notwithstanding any breach of the terms of this Agreement, the repudiation of this Agreement by either Guarantor or the termination of this Agreement under any other circumstance whatsoever.

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24.5   RECOVERY

       Without prejudice to the rights of the Agent and each of the Banks to claim or prove for the full amount against each of the Guarantors, no Bank shall be entitled to recover any amount from a Guarantor if that amount has already been recovered from the other Guarantor or recover an amount more than once under any provision of any of the Finance Documents.

25.    EVIDENCE AND CALCULATIONS

25.1   ACCOUNTS

       Accounts maintained by a Finance Party in connection with this Agreement are prima facie evidence of the matters to which they relate.

25.2   CERTIFICATES AND DETERMINATIONS

       Any certification or determination by a Finance Party of a rate or amount under this Agreement is, in the absence of manifest error, prima facie evidence of the matters to which it relates.

25.3   CALCULATIONS

       Interest (including any applicable Mandatory Cost) accrues from day to day and is calculated on the basis of the actual number of days elapsed and a year of 365 days.

26.    AMENDMENTS AND WAIVERS

26.1   PROCEDURE

(a) Subject to Clause 26.2 (Exceptions), any term of the Finance Documents may be amended or waived with the agreement of the Borrowers, the Majority Banks and the Agent. The Agent may effect, on behalf of the Majority Banks, an amendment or waiver to which they have agreed.

(b) The Agent shall promptly notify the other Parties of any amendment or waiver effected under paragraph (a) above, and any such amendment or waiver shall be binding on all the Parties.

26.2   EXCEPTIONS

       An amendment or waiver which relates to:

       (a)    the definition of "MAJORITY BANKS" in Clause 1.1;

       (b) an extension of the date for, or a decrease in the amount or a change in the currency of, any payment under the Finance Documents;

       (c)    an increase in a Bank's Commitment,

       (d) a term of a Finance Document which expressly requires the consent of each Bank,

       (e) Clause 30 (Pro rata sharing) or this Clause 26 (Amendments and waivers); or

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       (f)    the definition of "GUARANTORS" in Clause 1.1,

       may not be effected without the consent of each Bank.

26.3   WAIVERS AND REMEDIES CUMULATIVE

       The rights of each Finance Party under the Finance Documents:

       (a)    may be exercised as often as necessary;

       (b) are cumulative and not exclusive of its rights under the general law; and

       (c)    may be waived only in writing and specifically.

       Delay in exercising or non-exercise of any such right is not a waiver of that right.

27.    CHANGES TO THE PARTIES

27.1   TRANSFERS BY OBLIGORS

(a) Subject to paragraph (b) below, no Obligor may assign, transfer, novate or dispose of any of, or any interest in, its rights and/or obligations under this Agreement.

(b) Each Party to this Agreement agrees that either Guarantor may at any time assign, transfer or novate any of its rights and obligations under this Agreement to such other Group company as is acceptable to the Agent and all of the Banks at their absolute discretion.

27.2   TRANSFERS BY BANKS

(a) A Bank (the "EXISTING BANK") may at any time assign, transfer or novate any of its rights and/or obligations under this Agreement to another bank or financial institution which is a Qualifying Lender (the "NEW BANK"). The prior consent of EG is required for any such assignment, transfer or novation, unless:

       (i)    the New Bank is another Bank or an Affiliate of a Bank; or

       (ii)   a Default is outstanding.

       However, the prior consent of EG must not be unreasonably withheld or delayed and will be deemed to have been given if, within 14 days of receipt by EG of an application for consent, it has not been expressly refused.

(b)    A transfer of obligations will be effective only if either:

       (i) the obligations are novated in accordance with Clause 27.3 (Procedure for novations); or

       (ii) the New Bank confirms to the Agent and EG that it undertakes to be bound by the terms of this Agreement as a Bank in form and substance satisfactory to the Agent. On the transfer becoming effective in this manner the Existing Bank shall be relieved of

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              its obligations under this Agreement to the extent that they are transferred to the New Bank.

(c) Nothing in this Agreement restricts the ability of a Bank to sub-contract an obligation if that Bank remains liable under this Agreement for that obligation.

(d) On each occasion an Existing Bank assigns, transfers or novates any of its rights and/or obligations under this Agreement, the New Bank shall, on the date the assignment, transfer and/or novation takes effect, pay to the Agent for its own account a fee of (pound)500.

(e)    An Existing Bank is not responsible to a New Bank for:

       (i) the execution, genuineness, validity, enforceability or sufficiency of any Finance Document or any other document;

       (ii)   the collectability of amounts payable under any Finance document;
              or

       (iii) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document.

(f) Each New Bank confirms to the Existing Bank and the other Finance Parties that it:

       (i) has made its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Bank in connection with any Finance Document; and

       (ii) will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities while any amount is or may be outstanding under this Agreement or any Commitment is in force.

(g)    Nothing in any Finance Document obliges an Existing Bank to:

       (i) accept a re-transfer from a New Bank of any of the rights and/or obligations assigned, transferred or novated under this Clause; or

       (ii) support any losses incurred by the New Bank by reason of the non-performance by any Obligor of its obligations under this Agreement or otherwise.

(h) Any reference in this Agreement to a Bank includes a New Bank but excludes a Bank if no amount is or may be owed to or by it under this Agreement and its Commitment has been cancelled or reduced to nil.

27.3   PROCEDURE FOR NOVATIONS

(a)    A novation is effected if:

       (i) the Existing Bank and the New Bank deliver to the Agent a duly completed certificate, substantially in the form of Part I of
              Schedule 5 (a "NOVATION CERTIFICATE"); and

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       (ii)   the Agent executes it.

(b) Each Party (other than the Existing Bank and the New Bank) irrevocably authorises the Agent to execute any duly completed Novation Certificate on its behalf.

(c) To the extent that they are expressed to be the subject of the novation in the Novation Certificate:

       (i) the Existing Bank and the other Parties (the "EXISTING PARTIES") will be released from their obligations to each other (the "DISCHARGED OBLIGATIONS");

       (ii) the New Bank and the Existing Parties will assume obligations towards each other which differ from the discharged obligations only insofar as they are owed to or assumed by the New Bank instead of the Existing Bank,

       (iii) the rights of the Existing Bank against the existing Parties and vice versa (the "DISCHARGED RIGHTS") will be cancelled; and

       (iv) the New Bank and the existing Parties will acquire rights against each other which differ from the discharged rights only insofar as they are exercisable by or against the New Bank instead of the Existing Bank, all on the date of execution of the Novation Certificate by the Agent or, if later, the date specified in the Novation Certificate.

27.4   REFERENCE BANKS

       If a Reference Bank (or, if a Reference Bank is not a Bank, the Bank of which it is an Affiliate) ceases to be a Bank, the Agent shall (in consultation with EG) appoint another Bank or an Affiliate of a Bank to replace that Reference Bank.

27.5   REGISTER

       The Agent shall keep a register of all the Parties and shall supply any other Party (at that Party's expense) with a copy of the register on request.

27.6   UK BANKS

       Each Bank shall ensure that it makes, and at all times continues to hold, any Advance through a Qualifying Lender.

28.    DISCLOSURE OF INFORMATION

28.1   CONFIDENTIALITY

       Any Bank or the Agent may disclose to any Affiliate or (provided that EG has consented to the relevant assignment or transfer in accordance with the provisions of Clause 27.2 (Transfers by Banks) to any actual or potential assignee or transferee such information about any member of the Group as such Bank or the Agent shall consider appropriate Provided that such information is public knowledge (otherwise than as a result of the wrongful conduct of that Bank or the Agent) or was received by such Bank or the Agent in connection with this Agreement and the

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       proposed recipient of any such information has undertaken to EG to keep such information confidential on the terms (mutatis mutandis) set out in this Clause 28 (Disclosure of Information).


28.2   DISCLOSURE

       Save as provided in Clause 28.1 (Confidentiality), a Bank or the Agent may not disclose any information about the Finance Documents or otherwise about any member of the Group received by it in connection with this Agreement to any person (other than its professional advisers and auditors) without the prior written consent of EG unless:

       (a) such information is or becomes public knowledge otherwise than as a result of the wrongful conduct of that Bank or the Agent;

       (b) that Bank or the Agent is required to disclose the same pursuant to any law or order of any court or pursuant to any direction, request or requirement (whether or not having the force of law) of any central bank or governmental or other regulatory authority (including, without limitation, any official bank examiners or regulators); or

       (c) that Bank or the Agent needs to disclose the same for its own protection; or

       (d) that Bank or the Agent is enforcing its rights under this Agreement or any Finance Document.

29.    SET-OFF

       A Finance Party may set off any matured obligation owed by an Obligor under this Agreement (to the extent beneficially owned by that Finance Party) against any obligation (whether or not matured) owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. If either obligation is unliquidated or unascertained, the Finance Party may set off in an amount estimated by it in good faith to be the amount of that obligation. For the avoidance of doubt, each of the parties hereto acknowledges that foregoing is not intended to create a registrable security interest for the purposes of the Companies Act 1985.

30.    PRO RATA SHARING

30.1   REDISTRIBUTION

       If any amount owing by an Obligor under this Agreement to a Finance Party (the "RECOVERING FINANCE Party") is discharged by payment, set-off or any other manner other than through the Agent in accordance with Clause 10 (Payments) (a "RECOVERY"), then:

       (a) the recovering Finance Party shall, within 3 Business Days, notify details of the recovery to the Agent;

       (b) the Agent shall determine whether the recovery is in excess of the amount which the recovering Finance Party would have received had the recovery been received by the Agent and distributed in accordance with Clause 10 (Payments);

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       (c)    subject to Clause 30.3 (Exception), the recovering Finance Party shall within 3 Business Days of demand by the Agent pay to the Agent an amount (the "REDISTRIBUTION") equal to the excess;

       (d) the Agent shall treat the redistribution as if it were a payment by the Obligor concerned under Clause 10 (Payments) and shall pay the redistribution to the Finance Parties (other than the recovering Finance Party) in accordance with Clause 10.7 (Partial Payments); and

       (e) after payment of the full redistribution, the recovering Finance Party will be subrogated to the portion of the claims paid under paragraph (d) above and that Obligor will owe the recovering Finance Party a debt which is equal to the redistribution, immediately payable and of the type originally discharged.

30.2   REVERSAL OF REDISTRIBUTION

       If under Clause 30.1 (Redistribution):

(a) a recovering Finance Party must subsequently return a recovery, or an amount measured by reference to a recovery, to an Obligor; and

(b) the recovering Finance Party has paid a redistribution in relation to that recovery,

       each Finance Party shall, within 3 Business Days of demand by the recovering Finance Party through the Agent, reimburse the recovering Finance Party all or the appropriate portion of the redistribution paid to that Finance Party. Thereupon, the subrogation in Clause 30.l(e) (Redistribution) will operate in reverse to the extent of the reimbursement.

30.3   EXCEPTION

       A recovering Finance Party need not pay a redistribution to the extent that it would not, after the payment, have a valid claim against the Obligor concerned in the amount of the redistribution pursuant to Clause 30.1(e)(Redistribution).

31.    SEVERABILITY

       If a provision of any Finance Document is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

       (a) the validity or enforceability in that jurisdiction of any other provision of the Finance Documents; or

       (b) the validity or enforceability in other jurisdictions of that or any other provision of the Finance Documents.

32.    COUNTERPARTS

       This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

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33.    NOTICES

33.1   GIVING OF NOTICES

       All notices or other communications under or in connection with this Agreement shall be given in writing or by facsimile. Any such notice will be deemed to be given as follows:

       (a)    if in writing, when delivered; and

       (b)    if by facsimile, when fully received in fully legible form.

       However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

33.2   ADDRESSES FOR NOTICES

(a) The address and facsimile number of each Party (other than the Agent) for all notices under or in connection with this Agreement are:

       (i) those notified by that Party for this purpose to the Agent on or before the date it becomes a Party; or

       (ii) any other notified by that Party for this purpose to the Agent by not less than 5 Business Days' notice.

(b)    The address and facsimile number of the Agent are:

       Loans Administration
       Corporate Banking Office
       5-10 Great Tower Street
       London EC3 3HX

       Attention:        John Shippey

       Fax:              0171 220 7370

       or such other as the Agent may notify to the other Parties by not less than 5 Business Days' notice.

(c)    All notices from or to an Obligor shall be sent through the Agent.

(d) The Agent shall, promptly upon request from any Party, give to that Party the address or fax number of any other Party applicable at the time for the purposes of this Clause.

34.    LANGUAGE

(a) Any notice given under or in connection with any Finance Document shall be in English.

(b) All other documents provided under or in connection with any Finance Document shall be:

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       (i)    in English; or

       (ii) if not in English, accompanied by a certified English translation and, in this case, the English translation shall prevail unless the document is a statutory or other official document.

35.    JURISDICTION

35.1   SUBMISSION

       For the benefit of each Finance Party, each Obligor agrees that the courts of England have jurisdiction to settle any disputes in connection with any Finance Document and accordingly submits to the jurisdiction of the English courts.

35.2   SERVICE OF PROCESS

       Without prejudice to any other mode of service each Obligor (other than an Obligor incorporated in England and Wales):

       (a) irrevocably appoints EG as its agent for service of process relating to any proceedings before the English courts in connection with any Finance Document;

       (b) agrees that failure by a process agent to notify the Obligor of the process will not invalidate the proceedings concerned; and

       (c) consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its address for the time being applying under Clause 33.2 (Addresses for notices).

35.3   FORUM CONVENIENCE AND ENFORCEMENT ABROAD

       Each Obligor:

       (a) waives objection to the English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with a Finance Document; and

       (b) agrees that a judgment or order of an English court in connection with a Finance Document is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

35.4   NON-EXCLUSIVITY

       Nothing in this Clause 35 limits the right of a Finance Party to bring proceedings against an Obligor in connection with any Finance Document:

       (a)    in any other court of competent jurisdiction; or

       (b)    concurrently in more than one jurisdiction.

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36.    GOVERNING LAW

       This Agreement is governed by English law.


This Agreement has been entered into on the date stated at the beginning of this Agreement.

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                                   SCHEDULE I

                              BANKS AND COMMITMENTS

BANK                                                            COMMITMENT
                                                                  (pound)

The Bank of Nova Scotia                                          46,000,000
Bayerische Landesbank Girozentrale                               46,000,000
London Branch
The Dai-Ichi Kangyo Bank, Limited                                46,000,000
Den Danske Bank Aktieselskab                                     46,000,000
NationsBank, N.A.                                                46,000,000
Royal Bank of Canada Europe Limited                              46,000,000
Barclays Bank PLC                                                40,915,245
The Royal Bank of Scotland plc                                   40,915,244
The Toronto-Dominion Bank                                        39,142,343
Westdeutsche Landesbank Girozentrale                             39,142,343
Bank of Montreal                                                 37,708,389
The Bank of Tokyo-Mitsubishi, Ltd.                               37,708,389
Paribas                                                          32,200,000
KBC Bank N.V., London Branch                                     30,166,711
The Sanwa Bank, Limited, London                                  30,166,711
Branch
Leonia Bank plc, London Branch                                   18,854,194
Nomura Bank International plc                                    18,854,194
The Norinchukin Bank                                             18,854,194
Norddeutsche Landesbank Girozentrale,                            15,083,355
London Branch
Societe Generale                                                 10,000,000
Banco Central Hispanoamericano, S.A,                              9,247,455
London Branch
Banca Nazionale del Lavoro S.p.A.,                                7,541,677
London Branch
Banca Popolare di Novara S.C.aR.L.,                               7,541,677
London Branch
Creditanstalt AG                                                  7.541,677
Credit Lyonnais                                                   7,541,677

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                                     74
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                                   SCHEDULE 2

                         CONDITIONS PRECEDENT DOCUMENTS

                         TO BE DELIVERED BEFORE DRAWDOWN


1. A copy, certified as being a true, complete and up-to-date copy as at a date no earlier than the date of this Agreement by an Authorised Signatory of each Obligor, of the Memorandum and Articles of Association and the Certificate of Incorporation of such Obligor.

2. A copy, certified as being a true, complete and up-to-date copy by an Authorised Signatory of each Obligor, of a resolution of the board of directors of such Obligor duly approving the execution and delivery of the Finance Documents, to which it is a party and the performance of its obligations thereunder and authorising a person or persons (specified by name or office) on behalf of such Obligor to sign or execute the Finance Documents to which it is a party and any other documents to be delivered by such Obligor pursuant thereto.

3. A certificate of the Secretary or another Authorised Signatory of each Obligor setting out the names and specimen signatures of the persons authorised to sign or execute, on behalf of such Obligor, the Finance Documents, to which it is a party and any other documents to be delivered by such Obligor pursuant thereto.

4. The form of the six-monthly Consolidated Management Accounts which shall have been approved by the Agent.

5. A copy, certified as being a true, complete and up-to-date copy, of the consolidated audited financial statements of the Group for the twelve-month period ended on 31st March, 1996 and the Consolidated Management Accounts for the periods 1st April, 1995 to 30th September, 1995 and 1st October, 1995 to 31st May, 1996 in such approved form.

6. A legal opinion of Allen & Overy, legal advisers to the Agent, addressed to the Finance Parties.

7. The items referred to in Clause 2.1(c), (f), (g), (i) and (k) of the Guarantee and Indemnity.

8. Originals of the Cash Collateralisation Documents duly executed by each party expressed to be a party thereto.

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
                                      75

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                                   SCHEDULE 3

                        CALCULATION OF THE MANDATORY COST

(a) The Mandatory Cost for an Advance for each of its Interest Periods is the rate determined by the Agent to be equal to the arithmetic mean (rounded upward, if necessary, to four decimal places) of the respective rates notified by each of the Reference Banks to the Agent and calculated in accordance with the following formulae:

       in relation to a Loan denominated in sterling:

       BY + S(Y-Z) + (F x 0.01)% per annum = Mandatory Cost
       ------------------------
              100 (B + S)

       where on the day of application of the formula:


       B is the percentage of a Reference Bank's eligible liabilities (in excess of any stated minimum) which the Bank of England requires the Reference Bank to hold on a non-interest-bearing deposit account in accordance with its cash ratio requirements;

       Y is the rate at which Sterling deposits are offered by the Reference Bank to leading banks in the London interbank market at or about 11.00 a.m. on that day for the relevant period;

       S is the percentage of the Reference Bank's eligible liabilities which the Bank of England requires the Reference Bank to place as a special deposit;

       Z is the interest rate per annum allowed by the Bank of England on special deposits; and

       F is the charge payable by the Reference Bank to the Financial Services Authority under the relevant paragraphs of the Fees Regulations (but where for this purpose any minimum limit will be deemed to be zero) expressed in pounds per (pound)1 million of the fee base of the Reference Bank.

(b)    For the purposes of this Schedule 3:

       (i) "ELIGIBLE LIABILITIES" and "SPECIAL DEPOSITS" have the meanings given to them at the time of application of the formula by the Bank of England; and

       (ii)   "FEE BASE" has the meaning given to it in the Fees Regulations;

       (iii)  "FEES REGULATIONS" means:

              (1) prior to 31st March, 1999, the Banking Supervision (Fees) Regulations 1998; and

              (2) on and after 31st March, 1999, any regulations governing the payment of fees for banking supervision;

       (iv)   "RELEVANT PERIOD" in relation to each Interest period, means:

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                                      76
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              (A)    if it is three months or less. that Interest Period; or

              (B) if it is more than three months, each successive period of three months and any necessary shorter period comprised in that Interest Period.

(c) In the application of the formula, B, Y, S and Z are included in the formula as figures and not as percentages, e.g. if B = 0.5% and Y = 15%, BY is calculated as 0.5 x 15.

(d) If a Reference Bank does not supply a rate to the Agent, the applicable Mandatory Cost will be determined on the basis of the rate(s) supplied by the remaining Reference Banks.

(e)    (i)    The  formula  is applied  on the first day of each  relevant period comprised in the relevant Interest Period.

       (ii) Each rate calculated in accordance with the formula is, if necessary, rounded upward to four decimal places.

(f) If the Agent determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Agent (after consultation with the Banks and EG) shall notify the Borrowers of the manner in which the Mandatory Cost will subsequently be calculated. The manner of calculation so notified by the Agent shall, in the absence of manifest error, be binding on all the Parties.

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

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                                   SCHEDULE 4

                                 FORM OF REQUEST

To:      The Royal Bank of Scotland plc as Agent
From:    [BORROWER]
                                                                Date:  [      ]

                     EASTERN MERCHANT PROPERTIES LIMITED AND
                       EASTERN MERCHANT GENERATION LIMITED
    (POUND)1,057,395,552 STANDBY CREDIT FACILITY DATED 28TH OCTOBER, 1996 (AS
                    AMENDED AND RESTATED ON 17TH JULY, 1998)

1.     We wish to borrow an Advance as follows:

       (a)    Drawdown Date: [                  ]

       (b)    Amount: (pound)[           ]

       (c)    First Interest Period: [     ]/alternative Interest Period: [ ]*

       (d)    Payment Instructions: [    ].

2. We confirm that each condition specified in Clause 4.2. (Further conditions precedent) is satisfied on the date of this Request.


By:

[BORROWER]
Authorised Signatory







-----------------------------------
*    Complete only if the requested Interest Period is of an optional duration

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

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                                   SCHEDULE 5

                              NOVATION CERTIFICATE

To:    The Royal Bank of Scotland plc as Agent

From:  [THE EXISTING BANK] and [THE NEW BANK]               Date:  [         ]


                     EASTERN MERCHANT PROPERTIES LIMITED AND
                       EASTERN MERCHANT GENERATION LIMITED
    (POUND)1,057,395,552 STANDBY CREDIT FACILITY DATED 28TH OCTOBER, 1996 (AS
                    AMENDED AND RESTATED ON 17TH JULY, 1998)

We refer to Clause 27.3 (Procedure for novations).

1.     We[                                         ] (the "EXISTING BANK") and
       [         ] (the "NEW BANK") agree to the Existing Bank and the New Bank novating all the Existing Bank's rights and obligations referred to in the Schedule in accordance with Clause 27.3 (Procedure for novations).

2. The specified date for the purposes of Clause 27.3(c) is [date of novation].

3. The Facility Office and address for notices of the New Bank for the purposes of Clause 33.2 (Addresses for notices) are set out in the Schedule.

4.     This Novation Certificate is governed by English law.

                                  THE SCHEDULE

                      RIGHTS AND OBLIGATIONS TO BE NOVATED

[Details of the rights and obligations of the Existing Bank to be novated].

[Existing Bank]                                         [New Bank]

By:                                                     By:

Date:                                                   Date:

[NEW BANK]

[Facility Office                                        Address for notices]

THE ROYAL BANK OF SCOTLAND PLC

By:

Date:

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

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                                   SCHEDULE 6

                               NOTIONAL REPAYMENTS

REPAYMENT DATE                                       NOTIONAL REPAYMENT AMOUNT

24th December, 1996                                  51,102,239.21

25th March, 1997                                     44,802,322.54

24th June, 1997                                      45,622,894.24

29th September, 1997                                 45,352,485.77

24th December, 1997                                  48,165,177.54

25th March, 1998                                     48,171,306.85

24th June, 1998                                      49,053,582.79

29th September, 1998                                 49,076,350.86

24th December, 1998                                  51,531,205.19

25th March, 1999                                     51,794,683.86

24th June, 1999                                      52,743,323.34

29th September, 1999                                 53,081,405.78

24th December, 1999                                  55,151,402.29

24th March, 2000                                     55,691,662.84

23rd June, 2000                                      56,711,676.98

29th September, 2000                                 57,328,634.93

22nd December, 2000                                  59,141,338.18

23rd March, 2001                                     59,883,565.22

22nd June, 2001                                      60,980,355.66

28th September, 2001                                 62,009,870.03

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

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                                   SIGNATORIES

BORROWERS

EASTERN MERCHANT PROPERTIES LIMITED

By:


EASTERN MERCHANT GENERATION LIMITED

By:


GUARANTORS

EASTERN GROUP plc

By:


EASTERN GENERATION LIMITED

By:


EE

EASTERN ELECTRICITY plc (formerly Eastern Group plc)

By:


ARRANGERS

BARCLAYS CAPITAL

By:


THE ROYAL BANK OF SCOTLAND plc

By:

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

                                       81
-------------------------------------------------------------------------------

CO-ARRANGERS

THE BANK OF NOVA SCOTIA

By:


BAYERISCHE LANDESBANK GIROZENTRALE

By:


THE DAI-ICHI KANGYO BANK, LIMITED

By:


DEN DANSKE BANK AKTIESELSKAB

By:


NATIONSBANK, N.A.

By:


ROYAL BANK OF CANADA EUROPE LIMITED

By:

THE TORONTO-DOMINION BANK

By:


WESTDEUTSCHE LANDESBANK GIROZENTRALE

By:


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

                                      82
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BANKS

THE BANK OF NOVA SCOTIA

By:


BAYERISCHE LANDESBANK GIROZENTRALE LONDON BRANCH

By:


THE DAI-ICHI KANGYO BANK LIMITED

By:


DEN DANSKE BANK AKTIESELSKAB

By:


NATIONSBANK, N.A.

By:


ROYAL BANK OF CANADA EUROPE LIMITED

By:


BARCLAYS BANK PLC

By:


THE ROYAL BANK OF SCOTLAND PLC

By:


THE TORONTO-DOMINION BANK

By:


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
                                       83

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BANKS CONTINUED

WESTDEUTSCHE LANDESBANK GIROZENTRALE

By:


BANK OF MONTREAL

By:


THE BANK OF TOKYO-MITSUBISHI, LTD

By:


PARIBAS

By:


KBC BANK N.V., LONDON BRANCH

By:


THE SANWA BANK, LIMITED, LONDON BRANCH

By:


LEONIA BANK PLC, LONDON BRANCH

By:


NOMURA BANK INTERNATIONAL PLC

By:


THE NORINCHUKIN BANK

By:


NORDDEUTSCHE LANDESBANK GIROZENTRALE, LONDON BRANCH

By:


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

                                    84
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BANKS CONTINUED

SOCIETE GENERALE

By:


BANCO CENTRAL HISPANOAMERICANO, S.A. LONDON BRANCH

By:


BANCA NAZIONALE DEL LAVORO S.P.A. LONDON BRANCH

By:


BANCA POPOLARE DI NOVARA S.C.aR.L., LONDON BRANCH

By:


CREDITANSTALT AG

By:


CREDIT LYONNAIS

By:


AGENT

THE ROYAL BANK OF SCOTLAND plc

By:

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

                                       85
-------------------------------------------------------------------------------

                                   SIGNATORIES

BORROWERS

EASTERN MERCHANT PROPERTIES LIMITED

By:      E.J. LEAN


EASTERN MERCHANT GENERATION LIMITED

By:      E.J. LEAN


GUARANTORS

EASTERN GROUP plc

By:      E.J. LEAN


EASTERN GENERATION LIMITED

By:      E. J. LEAN


EE

EASTERN ELECTRICITY plc (formerly Eastern Group plc)

By:      E.J. LEAN


ARRANGERS

BARCLAYS CAPITAL

By:      N. LAWRENCE


THE ROYAL BANK OF SCOTLAND plc

By:      C.L. SALTER

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

                                      86
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CO-ARRANGERS

THE BANK OF NOVA SCOTIA

By:      R.C. HAMER


BAYERISCHE LANDESBANK GIROZENTRALE LONDON BRANCH

By:      C.L. SALTER (Power of Attorney)


THE DAI-ICHI KANGYO BANK, LIMITED

By:      C.S. VITTERY


DEN DANSKE BANK AKTIESELSKAB

By:      C.L. SALTER (Power of Attorney)


NATIONSBANK, N.A.

By:      C.L. SALTER (Power of Attorney)


ROYAL BANK OF CANADA EUROPE LIMITED

By:      C.L. SALTER (Power of Attorney)


THE TORONTO-DOMINION BANK

By:      C.L. SALTER (Power of Attorney)


WESTDEUTSCHE LANDESBANK GIROZENTRALE

By:      C.L. SALTER (Power of Attorney)


BANKS

THE BANK OF NOVA SCOTIA

By:      R.C. HAMER

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
                                      87

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BANKS CONTINUED


BAYERISCHE LANDESBANK GIROZENTRALE LONDON BRANCH

By:      C.L. SALTER (Power of Attorney)


THE DAI-ICHI KANGYO BANK, LIMITED

By:      C.S. VITTERY


DEN DANSKE BANK AKTIESELSKAB

By:      C.L. SALTER (Power of Attorney)


NATIONSBANK, N.A.

By:      C.L. SALTER (Power of Attorney)


ROYAL BANK OF CANADA EUROPE LIMITED

By:      C.L. SALTER (Power of Attorney)


BARCLAYS BANK PLC

By:      N. LAWRENCE


THE ROYAL BANK OF SCOTLAND PLC

By:      B. McINNES


THE TORONTO-DOMINION BANK

By:      C.L. SALTER (Power of Attorney)

WESTDEUTSCHE LANDESBANK GIRONZENTRALE

By:      C.L. SALTER (Power of Attorney)


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

                                      88
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BANKS CONTINUED

BANK OF MONTREAL

By:      C.L. SALTER (Power of Attorney)


THE BANK OF TOKYO-MITSUBISHI, LTD.

By:      C.L. SALTER (Power of Attorney)


PARIBAS

By:      C.L. SALTER (Power of Attorney)


KBC BANK N.V., LONDON BRANCH

By:      C.L. SALTER (Power of Attorney)


THE SANWA BANK, LIMITED, LONDON BRANCH

By:      C.L. SALTER (Power of Attorney)


LEONIA BANK PLC, LONDON BRANCH

By:      C.L. SALTER (Power of Attorney)


NOMURA BANK INTERNATIONAL PLC

By:      C.L. SALTER (Power of Attorney)


THE NORINCHUKIN BANK

By:      C.L. SALTER (Power of Attorney)


NORDDEUTSCHE LANDESBANK GIROZENTRALE, LONDON BRANCH

By:      C.L. SALTER (Power of Attorney)


SOCIETE GENERALE

By:      C.L. SALTER (Power of Attorney)

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
                                     89
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BANCO CENTRAL HISPANOAMERICANO, S.A. LONDON BRANCH

By:      H. BRIGHT                                   C. GRIGGS


BANCA NAZIONALE DEL LAVORO S.P.A., LONDON BRANCH

By:      P. MITCHELL                                 D. ROSSER


BANCA POPOLARE DI NOVARA S.C.aR.L., LONDON BRANCH

By:      C.L. SALTER (Power of Attorney)


CREDITANSTALT AG

By:      C.L. SALTER (Power of Attorney)


CREDIT LYONNAIS

By:      C.L. SALTER (Power of Attorney)



EXITING BANKS

THE INDUSTRIAL BANK OF JAPAN, LIMITED

By:      C.L. SALTER (Power of Attorney)


BANCA COMMERCIALE ITALIANA S.p.A., LONDON BRANCH

By:      C.L. SALTER (Power of Attorney)


BANKGESELLSCHAFT BERLIN AG, LONDON BRANCH

By:      C.L. SALTER (Power of Attorney)


THE FUJI BANK, LIMITED

By:      P. RICHEY

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

                                     90

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EXITING BANKS CONTINUED

THE SAKURA BANK, LIMITED

By:      C.L. SALTER (Power of Attorney)


THE BANK OF YOKOHAMA, LTD.

By:      C.L. SALTER (Power of Attorney)


THE NIKKO BANK (UK) PLC

By:      C.L. SALTER (Power of Attorney)


THE YASUDA TRUST & BANKING COMPANY LIMITED

By:      C.L. SALTER (Power of Attorney)



AGENT

THE ROYAL BANK OF SCOTLAND plc

By:      S. HUGHES

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